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                                                                    EXHIBIT 10.1


                          TRADEMARK PURCHASE AGREEMENT


      THIS TRADEMARK PURCHASE AGREEMENT dated as of October 24, 1997, by and between JAKKS Pacific, Inc., a Delaware corporation ("Buyer"), and Azrak-Hamway International, Inc., a New York corporation ("Seller"),


                              W I T N E S S E T H :


      WHEREAS, Seller owns the R/CG Trade Rights (as hereinafter defined); and

      WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, the R/CG Trade Rights, on the terms and subject to the conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

      1.    CERTAIN DEFINITIONS.

            Capitalized terms, not defined elsewhere herein, are used herein as defined as follows:

            1.1. "Affiliate" of a Person means another Person directly or indirectly controlling, controlled by, or under common control with, such Person; for this purpose, "control" of a Person means the power (whether or not exercised) to direct the policies, operations or activities of such Person by virtue of the ownership of, or right to vote, or direct the manner of voting of, securities of such Person, or pursuant to agreement or Law or otherwise.

            1.2. "Assignment" means the Assignment of R/CG Trade Rights, substantially in the form of Exhibit A.

            1.3. "Business" means the design, manufacture, distribution and sale of Products as conducted by Seller during 1997.

            1.4. "Closing" means the closing of the sale of the R/CG Trade Rights as provided in Article 5.

            1.5.  [Reserved]


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            1.6.  "Closing Payment" means that portion of the Purchase Price, in the amount of $10,600,000, payable in cash at the Closing.

            1.7. "Confidentiality Agreement" means the Confidentiality Agreement dated May 7, 1997 between Buyer and Seller.

            1.8. "Consent" means any approval, authorization, consent or ratification by or on behalf of any Person that is not a party to this Agreement, or any waiver of, or exemption or variance from, any License or Order.

            1.9. "Contract" means any contract or evidence of indebtedness, including without limitation any purchase, sales, supply or service order or agreement, equipment lease, or license of Trade Rights.

            1.10. "Copyright" means any copyright, claim of copyright or registration or application for registration thereof.

            1.11. "Governmental Authority" means any federal, state or local government or governmental authority, agency or instrumentality, or any court or arbitration panel of competent jurisdiction, or any recognized professional or industry association or organization that establishes policies or standards or otherwise regulates or supervises services and activities related to the Business, the R/CG Trade Rights or the Products.

            1.12. "Intercreditor Agreement" means the Intercreditor Agreement to be dated as of the date hereof between Seller and Norwest Bank Minnesota, National Association, substantially in the form of Exhibit B.

            1.13. "Law" means any statute, rule, regulation or ordinance of any Governmental Authority.

            1.14. "License" means any license, permit, certification, qualification, franchise or privilege issued or granted by any Governmental Authority.

            1.15. "Lien" means any security interest, conditional sale or other title retention agreement, mortgage, pledge, lien, charge, encumbrance or other adverse claim or interest.

            1.16. "Material Adverse Effect" means a material adverse effect on the R/CG Trade Rights or the Business.

            1.17. "Note" means the Buyer's note in partial payment of the Purchase Price, substantially in the form of Exhibit C.


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            1.18. "Notice" means giving any notice to, or making any declaration or filing, or registration or recordation with any Person.

            1.19. "Order" means any judgment, order, writ, decree, award, directive, ruling or decision of any Governmental Authority.

            1.20. "Other Trade Right" means any Trade Right, other than an R/CG Trade Right or a Trade Right listed on Schedule 1.27B, relating to any R/CG Trade Right or Product or otherwise used by Seller in the Business at any time during 1997.

            1.21. "Patent" means any patent, letters patent, patent application or patent claim.

            1.22. "Person" includes without limitation a natural person, corporation, joint stock company, limited liability company, partnership, joint venture, association, trust, Governmental Authority, or any group of the foregoing acting in concert.

            1.23. "Proceeding" means any action, suit, investigation or proceeding, at law or in equity, before or by any Governmental Authority.

            1.24. "Product" means any toy vehicle, model, action figure, doll, game or other toy or assortment thereof offered for sale by Seller during 1997 under any R/CG Trade Right, as listed on Schedule 1.24.

            1.25. "Purchase Price" means the total purchase price for the R/CG Trade Rights in the amount of $11,800,000.

            1.26. "R/CG Lienor" means any Person that holds or asserts a Lien on or against any R/CG Trade Right.

            1.27. "R/CG Trade Right" means a Trade Right owned by Seller and used in the Business, including without limitation those listed on Schedule 1.27A (setting forth thereon a brief description, including, if applicable, the date of any Notice to any Governmental Authority, or application therefor, and number thereof), but excluding those listed on Schedule 1.27B.

            1.28. "Restricted Business" means the business of designing, manufacturing, distributing or selling toy vehicles or pre-school toys, excluding however (i) any products sold under the license granted pursuant to
Section 6.4, (ii) any products listed on Schedule 1.27B, (iii) magnets, pens and waterguns, (iv) any product currently offered for sale by Funomenon LLC or American Marketing Enterprises, and (v) any product to be sold by Funomenon LLC or American Marketing Enterprises to retailers whose sales are not primarily toys or to buyers, other than buyers of pre-school toys or toy vehicles, of other retailers.


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            1.29. "Security Agreement" means the Security Agreement to be dated as of the date hereof between Buyer and Seller, substantially in the form of Exhibit D.

            1.30. "Supply Agreement" means the Manufacturing and Supply Agreement to be dated as of the date hereof between Buyer and Seller, substantially in the form of Exhibit E.

            1.31. "Trademark" means a trademark, trade name, brand name, service mark, trade dress, logo, symbol, design or representation or expression of any thereof, or registration or application for registration thereof.

            1.32. "Trade Right" means a Trademark, Patent, Copyright, trade secret or other proprietary or confidential intellectual property.

            1.33. "Transaction Documents" means this Agreement, the Assignment, the Intercreditor Agreement, the Note, the Security Agreement, the Supply Agreement, and any other agreement, instrument, certificate or other document to be delivered pursuant to this Agreement or in connection with the Closing.

      2.    PURCHASE AND SALE OF THE TRADEMARKS.

            2.1. At the Closing, Seller shall sell, assign, convey, transfer and deliver to Buyer the R/CG Trade Rights, and the goodwill of the business symbolized by the Trademarks included therein, and for such purpose, shall execute and deliver to Buyer the Assignment.

            2.2. Buyer is not assuming any obligation or liability of Seller of any nature whatsoever (including without limitation any obligation or liability arising in contract, tort or strict liability), and all obligations and liabilities of Seller are expressly retained by Seller.

            2.3. As payment in full for the R/CG Trade Rights, at the Closing, Buyer shall pay to Seller the Purchase Price by:

                  (a) paying to Seller the Closing Payment by federal funds wire transfer to Seller's account; and

                  (b)   delivering to Seller the Note.

            2.4. The Purchase Price shall be allocated among the acquired assets in accordance with Schedule 2.4. Seller and Buyer each agrees to file IRS Form 8594, and all federal, state, local and foreign tax returns, in accordance with such allocation schedule, and shall use their reasonable best efforts to sustain such allocation in any subsequent tax audit or tax dispute.


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      3.    SELLER'S REPRESENTATIONS AND WARRANTIES.

            Seller hereby represents and warrants to Buyer as follows:

            3.1. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full power and authority to own its assets and carry on its business as and in the places where such assets are now owned or such business is now being conducted.

            3.2. Seller has full corporate power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to assume and perform its obligations hereunder and thereunder. The execution and delivery by Seller of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action on the part of Seller. This Agreement has been, and each other Transaction Document to which it is a party will be, duly executed and delivered by Seller, and this Agreement is, and each other Transaction Document to which it is a party will be, legally valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except to the extent that such enforceability may be subject to bankruptcy, insolvency, arrangement, reorganization, fraudulent conveyance or transfer, moratorium and other laws and court decisions now or hereafter in effect affecting or relating to creditors' rights generally and is subject to the application of and may be limited by general equitable principles. The execution and delivery of this Agreement do not, and the execution and delivery of each other Transaction Document to which it is a party, and the performance by Seller of its obligations hereunder and thereunder, will not, violate any provision of Seller's Certificate of Incorporation or By-Laws and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or create or give rise to any adverse right of termination or cancellation by, or excuse the performance of, any other Person under, any Contract to which Seller is a party, except for the Factoring Agreement, dated January 31, 1985, between Seller and NationsBank Commercial Corporation, as heretofore amended, and related Security Agreement, or result in the creation or imposition of any Lien upon any of the R/CG Trade Rights or have a Material Adverse Effect by reason of the terms of, any Contract, Lien or Order to which Seller is a party or is subject or which is or purports to be binding upon it or any of its assets.

            3.3. Except as set forth on Schedule 3.3, no Consent of, or Notice to, any Person is required as to Seller in connection with Seller's execution and delivery of this Agreement or any other Transaction Document to which it is a party, or the performance of Seller's obligations hereunder or thereunder.

            3.4. Except as set forth on Schedule 3.11, no Proceeding is pending or, to Seller's knowledge, threatened relating to the R/CG Trade Rights, the Products, the Business or any other assets or operations of Seller in which an unfavorable Order would have a


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Material Adverse Effect, or prohibit, invalidate or make unlawful, in whole or in part, this Agreement or any other Transaction Document, or the carrying out of the provisions hereof or thereof or the transactions contemplated hereby or thereby, or adversely affect Seller's ability to perform its obligations hereunder or thereunder.

            3.5. Seller is not in default in respect of any Order or in material breach of or default under any Contract, nor is there any such Order enjoining Seller in respect of, or the effect of which is to prohibit or to curtail Seller's performance of, or to adversely affect Seller's ability to perform, its obligations hereunder or under any other Transaction Document to which it is a party.

            3.6. Schedule 3.6 sets forth gross sales and prime cost of goods sold relating to products sold under the R/CG Trade Rights in 1996, which schedule is complete and correct in all material respects.

            3.7. Except for the R/CG Trade Rights, the Other Trade Rights and the Trade Rights listed on Schedule 1.27B, Seller is not using and has not used any Trade Right in the Business at any time during 1997.

            3.8. No Affiliate of Seller directly or indirectly (other than through any ownership or controlling interest in Seller) engages in the Business or owns or has any right or interest in any R/CG Trade Right or Other Trade Right.

            3.9. Except as set forth on Schedules 3.9 and 3.11, Seller (a) owns all the United States R/CG Trade Rights, and (b) has not taken any action to create, grant or incur any Lien on any R/CG Trade Right.

            3.10. Schedule 3.10 is a complete and correct list of all licenses and other Contracts pursuant to which Seller uses or has a right to use any Other Trade Right. Except as set forth on Schedule 3.10, each such Contract is in full force and effect and there is no material breach or default thereunder by Seller or, to Seller's knowledge, any other party. True copies of all such written Contracts have been heretofore delivered to Buyer.

            3.11. Except as set forth on Schedule 3.11, no R/CG Trade Right and, to Seller's knowledge, no use by Seller of any Other Trade Right conflicts with or infringes on, and there has been no misappropriation or unauthorized use by Seller of, any Trade Right of any other Person, and, to Seller's knowledge, no Trade Right of any other Person conflicts with or infringes on, and there has been no misappropriation or unauthorized use by any other Person of, any R/CG Trade Right or Seller's use of any Other Trade Right. Except as set forth on
Schedule 3.11, since January 1, 1993, there has not been any claim, dispute or Proceeding in the United States, or, to Seller's knowledge, any claim, dispute, action, suit, investigation or proceeding outside the United States relating to any R/CG Trade Right or any product offered for sale by Seller under any R/CG Trade Right at any time since January 1, 1993, against Seller, including without limitation any opposition, interference or other


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challenge to the validity of, or use by, or rights of Seller in any R/CG Trade
Right or Proceeding to deny, cancel, revoke, rescind or modify any registration of any R/CG Trade Right or, to Seller's knowledge, Other Trade Right.

            3.12. Since January 1, 1993, Seller has obtained and maintains all Consents and Licenses required for the conduct of its business of designing, manufacturing, distributing and selling products under the R/CG Trade Rights in the United States and Seller has conducted such business in compliance with all applicable Laws and Orders, except where the failure to have obtained or maintain such Consent or License or so to conduct such business would not have a Material Adverse Effect. Schedule 3.12 is a correct and complete list of all such Consents, Licenses and Orders applicable to the Business conducted by Seller.

            3.13. Seller is not in material breach of or default, nor has Seller received Notice of any breach or default, under any Contract with any manufacturer or other supplier of Products to Seller.

            3.14. Seller is, and after giving effect to the transactions contemplated hereby will be, solvent. Seller has, and after giving effect to the transactions contemplated hereby will have, sufficient capital to conduct its business in ordinary course and sufficient funds to pay its debts as they become due.

            3.15. Seller has not employed or engaged any Person to act as a broker, finder or other intermediary in connection with the transactions contemplated hereby, and no Person is entitled to any fee, commission or other compensation relating to any such employment or engagement by Seller, except Gerard Klauer Mattison & Co. LLC.

            3.16. Seller's principal executive offices, where its books and records are located, are in New York County, New York State.

            3.17. No representation or warranty by Seller in this Agreement or in any instrument, certificate, schedule or other document furnished pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements or facts contained therein not misleading.

      4.    BUYER'S REPRESENTATIONS AND WARRANTIES.

            Buyer hereby represents and warrants to Seller as follows:

            4.1. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own its assets and carry on its business as and in the places where such assets are now owned or such business is now being conducted.


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            4.2.  Buyer has full corporate power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to assume and perform its obligations hereunder and thereunder. The execution and delivery by Buyer of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement has been, and each other Transaction Document to which it is a party will be, duly executed and delivered by Buyer, and this Agreement is, and each other Transaction Document to which it is a party will be, legally valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except to the extent that such enforceability may be subject to bankruptcy, insolvency, arrangement, reorganization, fraudulent conveyance or transfer, moratorium and other laws and court decisions now or hereafter in effect affecting or relating to creditors' rights generally and is subject to the application of and may be limited by general equitable principles. The execution and delivery of this Agreement do not, and the execution and delivery of the each other Transaction Document to which it is a party, and the performance by Buyer of its obligations hereunder and thereunder, will not, violate any provision of Buyer's Certificate of Incorporation or By-Laws and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or create or give rise to any adverse right of termination or cancellation by, or excuse the performance of, any other Person, or result in the creation or imposition of any Lien upon Buyer or any of its assets or the acceleration of the maturity or date of payment or other performance of any obligation of Buyer by reason of the terms of, any Contract, Lien or Order to which Buyer is a party or is subject or which is or purports to be binding upon it or any of its assets.

            4.3. No Proceeding is pending or, to the best of Buyer's knowledge, threatened relating to the assets, operations or financial or other condition of Buyer in which an unfavorable Order would prohibit, invalidate or make unlawful, in whole or in part, this Agreement or any other Transaction Document, or the carrying out of the provisions hereof or thereof or the transactions contemplated hereby or thereby, or adversely affect Buyer's ability to perform its obligations hereunder or thereunder.

            4.4. Buyer is not in default in respect of any Order or in material breach of or default under any Contract, nor is there any such Order enjoining Buyer in respect of, or the effect of which is to prohibit or to curtail Buyer's performance of, or to adversely affect Buyer's ability to perform, its obligations hereunder or under any other Transaction Document to which it is a party.

            4.5. Buyer is not required to obtain or maintain any Consents or Licenses for the conduct of its business in the United States and Buyer conducts its business in compliance with all applicable Laws and Orders, except where the failure to have obtained or maintain such a Consent or License or so to conduct its business would not have a material adverse effect on its business.


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            4.6.  Buyer has not employed or engaged any Person to act as a broker, finder or other intermediary in connection with the transactions contemplated hereby, and no Person is entitled to any fee, commission or other compensation relating to any such employment or engagement by Buyer.

            4.7. No representation or warranty by Buyer in this Agreement or in any instrument, certificate, schedule or other document furnished pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements or facts contained therein not misleading.

      5.    CLOSING.

            5.1. The Closing shall be held at the offices of Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, 750 Lexington Avenue, New York, New York 10022 on October 24, 1997, or at such other place or on such other date, and at such time, as the parties hereto may agree. The execution and/or delivery of each document to be executed and/or delivered at the Closing and each other action to be taken at the Closing shall be subject to the condition that every other document to be executed and/or delivered at the Closing is so executed and/or delivered and every other action to be taken at the Closing is so taken, and all such documents and actions shall be deemed to be executed and/or delivered or taken, as the case may be, simultaneously.

            5.2.  At the Closing, Seller shall:

                  (a) execute and deliver to Buyer the Assignment, the Security Agreement and the Supply Agreement;

                  (b) deliver to Buyer a copy of an amendment or supplement to the security agreement with each R/CG Lienor pursuant to which, or other written evidence, in form and substance reasonably satisfactory to Buyer, that, the R/CG Trade Rights have been released from the Lien of such R/CG Lienor, and, if a financing statement or other Notice has been given or made with respect to such Lien, a Form UCC-3 or other written Notice evidencing such release, executed by such R/CG Lienor, and in suitable form for filing, registration or recordation;

                  (c) deliver to Buyer the opinions of Kramer, Levin, Naftalis & Frankel and Amster, Rothstein & Ebenstein, substantially in the form of Exhibit F-1 and F- 2, respectively;

                  (d)   deliver to Buyer a copy of the Intercreditor Agreement;
and

                  (e) deliver to Buyer a secretarial certificate as to incumbency of officers and certain other matters.


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            5.3.  At the Closing, Buyer shall:

                  (a) pay the Purchase Price by making the Closing Payment and delivering the Note to Seller as provided in Section 2.3;

                  (b) execute and deliver to Seller the Security Agreement and the Supply Agreement;

                  (c) deliver to Seller the opinion of Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, substantially in the form of Exhibit G; and

                  (d) deliver to Seller a secretarial certificate as to incumbency of officers and certain other matters.

      6.    ADDITIONAL COVENANTS OF BUYER AND SELLER.

            6.1. From and after the date hereof, Seller shall keep absolutely confidential all material commercially sensitive information relating to or concerned with the R/CG Trade Rights, the Other Trade Rights, the Products and the Business, including without limitation all product information, customer and supplier lists, marketing and sales data, personnel and financing and tax matters; provided that Seller may use or disclose any such information (a) for the purpose of recovering, but only to the extent reasonably necessary to pursue its remedies hereunder or under the Security Agreement in any Proceeding to recover, the R/CG Trade Rights, and (b) if it so recovers the R/CG Trade Rights, without restriction hereunder. Seller acknowledges that the confidentiality of all such information is absolutely essential to the operation of Buyer's Business. Seller shall not, at any time after the date hereof, use or disclose to any Person any such information, without Buyer's prior written consent, except as may be required by Law or any Order (in which case Seller shall promptly give notice to Buyer of any Order, demand, subpoena or other legal process requiring disclosure so that Buyer may seek a protective Order or other confidential treatment of such information), unless, with respect to disclosure of such information to a third party, such information (i) is or shall have become generally available to the public through no wrongful act or omission of Seller, or (ii) is independently disclosed to Seller after the date hereof by a third party who or which did not acquire such information under any obligation of confidentiality to Buyer, including without limitation, as a direct or indirect result of the breach by any other party of any obligation of confidentiality to Buyer.

            6.2. (a) From and after the date hereof and until October 24, 2002, unless Seller or another creditor of Buyer shall theretofore recover or dispose of the R/CG Trade Rights pursuant to the Security Agreement, Seller shall not, and shall not permit any Affiliate of Seller to, directly or indirectly, engage in the Restricted Business, or license to any Person, or permit the use by any Person of, its name or any Trade Right in connection with such Person's engaging in the Restricted Business, or serve as a partner, manager, director, officer or employee of, or consultant or advisor to, or in any manner own, control,


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manage, operate, or otherwise participate or invest in, or be connected with, any Person that engages in the Restricted Business.


                  (b) From and after the date hereof and until October 24, 1998, unless Seller shall recover the R/CG Trade Rights pursuant to the Security Agreement, Seller shall not for itself or on behalf of any other Person, without Buyer's prior written consent, employ, engage or retain any Person who at any time during the preceding 12 month period shall have been an employee of Buyer, or contact any employee of Buyer for the purpose of soliciting or diverting any such employee from Buyer.

                  (c) The foregoing provisions notwithstanding, Seller and any Affiliate of Seller may invest its funds in securities that are listed for trading on a registered stock exchange or actively traded in the over-the-counter market if Seller's and all of Seller's Affiliates' aggregate holdings therein represent less than 5% of the total number of shares or principal amount of such securities then outstanding.

                  (d) Seller acknowledges that the provisions of this Section 6.2, and the period of time, geographic area and scope and type of restrictions on its activities set forth herein, are reasonable and necessary for the protection of Buyer and are an essential inducement to Buyer's purchase of the R/CG Trade Rights.

            6.3. From and after the date hereof, Buyer shall keep absolutely confidential all material commercially sensitive information relating to or concerned with Seller, including without limitation all financial information, product information, customer and supplier lists, marketing and sales data, personnel and financing and tax matters, but excluding information the disclosure of which is necessary for the sale of products under the R/CG Trade Rights. Buyer acknowledges that the confidentiality of all such information is absolutely essential to Seller. Buyer shall not, at any time after the date hereof, use or disclose to any Person any such information, without Seller's prior written consent, except as may be required by Law or any Order (in which case Buyer shall promptly give notice to Seller of any Order, demand, subpoena or other legal process requiring disclosure so that Seller may seek a protective Order or other confidential treatment of such information), unless, with respect to disclosure of such information to a third party, Buyer can demonstrate that such information (i) is or shall have become generally available to the public through no wrongful act or omission of Buyer, (ii) was, prior to its disclosure by or on behalf of Seller to Buyer, already in Buyer's lawful possession, or
(iii) was or shall be independently disclosed to Buyer by a third party who or which did not acquire such information under any obligation of confidentiality to Seller, including without limitation, as a direct or indirect breach by any other party of any obligation of confidentiality to Seller.

            6.4. Buyer hereby grants to Seller a worldwide royalty-free license to use the R/CG Trade Rights during the period commencing on the date hereof and ending on January 31, 1998, solely for the purpose of marketing, distributing and selling any Products


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owned on September 30, 1997, as listed on Schedule 6.4, as well as waterguns and pens and Steel Tec products sold under the Remco Trademark, or to be delivered to Seller pursuant to currently outstanding non-cancelable purchase orders after the date hereof; provided that any such sales shall be made in a manner consistent with sales made to customers of Seller in 1997 at prices reflecting commercially reasonable rates. All products sold by Seller during the term of this license shall be of a high quality consistent with the standards established by Buyer for Products to be sold under the R/CG Trade Rights; provided that Buyer acknowledges that any products offered for sale under this license that are similar to those heretofore sold by Seller are consistent with such standards. During the term of such license, or, if earlier, until all such Products are sold by Seller, (a) Buyer shall not sell any Products to any customer listed on Schedule 6.4; and (b) Buyer shall have the right to inspect, in a commercially reasonable manner, all products sold by Seller pursuant to this license to confirm the quality and condition of such products. Promptly upon termination of this license, Seller may sell, at close-out prices, all products remaining in Seller's inventory; provided that Buyer shall have a right of first refusal to purchase such Products at such prices.

            6.5. Buyer shall maintain product liability insurance covering all products manufactured and sold by Buyer using the R/CG Trade Rights, with Seller named as an additional insured thereon, reasonably satisfactory to Seller, for a period of six years from the date hereof.

      7.    INDEMNIFICATION.

            7.1. Seller shall indemnify Buyer and each shareholder, director, officer, employee and agent of Buyer against, and hold each of them harmless from, any loss, liability, obligation, damage or expense (including reasonable attorneys' fees and disbursements) which Buyer or any shareholder, director, officer, employee or agent of Buyer may suffer or incur incidental to any claim or any Proceeding against Buyer or any shareholder, director, officer, employee or agent of Buyer based upon or resulting from:

                  (a) any obligation or liability of Seller of any nature whatsoever which arose prior to the date hereof or which may arise from the sale of products by Seller under the license granted under Section 6.4 (including without limitation any obligation or liability arising in contract, tort or strict liability);

                  (b) the failure of any representation or warranty made by Seller to be true in all material respects on the date hereof; or

                  (c) Seller's failure, in all material respects, to perform or to comply with any covenant required of Seller to be performed or complied with hereunder.

            7.2. Buyer shall indemnify Seller and each shareholder, director, officer, employee and agent of Seller against, and hold each of them harmless from, any loss, liability, obligation, damage or expense (including reasonable attorneys' fees and disbursements) which Seller or any shareholder, director, officer, employee or agent of Seller may suffer or incur incidental to any claim or any Proceeding against Seller or any shareholder, director, officer, employee or agent of Seller based upon or resulting from:

                  (a) any obligation or liability arising from or based upon Buyer's conduct of its business after the Closing;

                  (b) the failure of any representation or warranty made by Buyer to be true in all material respects on the date hereof; or

                  (c) Buyer's failure, in all material respects, to perform or to comply with any covenant required of Buyer to be performed or complied with hereunder.

            7.3. Promptly after Notice to an indemnified party of any claim or the commencement of any Proceeding by a third party involving any loss, liability, obligation, damage or expense referred to in Section 7.1 or 7.2, such indemnified party shall, if a claim for indemnification in respect thereof is to be made against an indemnifying party, give written Notice to the latter of the commencement of such claim or Proceeding, setting forth in reasonable detail the nature thereof and the basis upon which such party seeks indemnification hereunder; provided that the failure of any indemnified party to give such Notice shall not relieve the indemnifying party of its obligations under such Section, except to the extent that the indemnifying party is actually prejudiced by the failure to give such Notice. In case any such Proceeding is brought against an indemnified party, and provided that proper Notice is duly given, the indemnifying party may assume the defense thereof insofar as such Proceeding involves any loss, liability, obligation, damage or expense in respect of which indemnification may be sought hereunder, with counsel reasonably satisfactory to such indemnified party, and, after Notice from the indemnifying party to such indemnified party of its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (but the indemnified party shall have the right, but not the obligation, to participate at its own cost and expense in such defense by counsel of its own choice) or for any amounts paid or foregone by such indemnified party as a result of the settlement or compromise thereof (without the written consent of the indemnifying party), except that, if both the indemnifying party and the indemnified party are named as parties or subject to such Proceeding and either such party determines based upon written advice of counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the other party or that a material conflict of interest between such parties may exist in respect of such Proceeding, the indemnifying party may decline to assume the defense on behalf of the indemnified party or the indemnified party may retain the defense on its own behalf, and, in either such case, after Notice to such effect is duly given hereunder to the other party, the indemnifying party shall be relieved of its obligation to assume the defense on behalf of the indemnified party, but shall be required to pay any legal or other expenses, including without limitation reasonable attorneys' fees and disbursements incurred by the indemnified party in such defense; provided, however, that the indemnifying party shall not be liable for such expenses on account of more than one separate firm of attorneys (and, if necessary, local counsel) at any time representing such indemnified party in connection with any Proceeding or separate Proceedings in the same jurisdiction arising out of or based upon substantially the same allegations or circumstances. If the indemnifying party shall assume the defense of any such Proceeding, the indemnified party shall cooperate fully with the indemnifying party and shall appear and give testimony, produce documents and other tangible evidence, allow the indemnifying party access to the books and records of the indemnified party and otherwise assist the indemnifying party in conducting such defense. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement or compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or Proceeding. Provided that proper Notice is duly given, if the indemnifying party shall fail promptly and diligently to assume the defense thereof, the indemnified party may respond to, contest and defend against such Proceeding (but the indemnifying party shall have the right to participate at its own cost and expense in such defense by counsel of its own choice) and may make in good faith any compromise or settlement with respect thereto, provided such settlement or compromise is entered into with the written consent of the indemnifying party, and recover the entire cost and expense thereof, but only with the written consent of the indemnifying party, including without limitation reasonable attorneys' fees and disbursements and all amounts paid or foregone as a result of such Proceeding, or the settlement or compromise thereof, from the indemnifying party. The indemnification required hereunder shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills or invoices are received or loss, liability, obligation, damage or expense is actually suffered or incurred.

            7.4.  Any other provision hereof notwithstanding:

                  (a) no party hereto shall be required to indemnify any Person unless and until the aggregate amount of loss, liability, obligation, damage or expense as to which indemnification would be required from such party (but for the provisions of this Section 7.4) exceeds $125,000, and thereafter such party shall be required in the manner and to the extent otherwise provided in this Article 7 to indemnify any Person and pay all amounts required to be paid by such party in respect of any liability, obligation, damage or expense suffered or incurred by such Person in excess of such amount; and

                  (b) the aggregate amount required to be paid by Buyer or Seller pursuant to this Article 7 shall not exceed (i) at any time during the period commencing on the date hereof and ending on October 24, 1999, the sum of the Closing Payment and the aggregate amount of principal paid to Seller under the Note prior to such time, or (ii) at any time during the period commencing on October 25, 1999 and ending April 24, 2000, the sum of one-half of the Closing Payment and $600,000.

      8.    MISCELLANEOUS.

            8.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each party herein shall survive the Closing, notwithstanding any investigation or inquiry made by the other party, and continue until April 24, 2000, except that the representations and warranties of Seller made in Section 3.9 shall survive without limitation hereunder.

            8.2. LIMITATION OF AUTHORITY. No provision hereof shall be deemed to create any partnership, joint venture or joint enterprise or association between the parties hereto, or to authorize or to empower either party hereto to act on behalf of, obligate or bind the other party hereto.

            8.3. FEES AND EXPENSES. Each party hereto shall bear such fees and expenses as may be incurred by it in connection with this Agreement and the transactions contemplated hereby.

            8.4. NOTICES. Any Notice or demand required or permitted to be given or made hereunder to or upon either party hereto shall be deemed to have been duly given or made for all purposes if (a) in writing and sent by (i) messenger or an overnight courier service against receipt, or (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by telegram, telecopy, telex or similar electronic means, provided that a written copy thereof is sent on the same day by postage-paid first-class mail, to such party at the following address:

to Seller at:     Azrak-Hamway International, Inc.
                  1107 Broadway, Suite 808
                  New York, New York 10010-2894
                  Attn: President
                  Fax (212) 243-4271

with a copy to:   Kramer, Levin, Naftalis & Frankel
                  919 Third Avenue
                  New York, New York 10022-3903
                  Attn: David P. Levin, Esq.
                  Fax (212) 715-8000

to Buyer at:      JAKKS Pacific, Inc.
                  22761 Pacific Coast Highway, Suite 226
                  Malibu, California 90265
                  Attn: President
                  Fax: (310) 317-8527
with a copy to:   Feder, Kaszovitz, Isaacson,
                    Weber, Skala & Bass LLP
                  750 Lexington Avenue
                  New York, New York 10022
                  Attn: Murray L. Skala, Esq.
                  Fax: (212) 888-7776

or such other address as either party hereto may at any time, or from time to time, direct by Notice given to the other party in accordance with this Section. The date of giving or making of any such Notice or demand shall be, in the case of clause (a) (i), the date of the receipt; in the case of clause (a) (ii), five business days after such Notice or demand is sent; and, in the case of clause
(b), the business day next following the date such Notice or demand is sent. Any such Notice may be given on behalf of any party by its counsel.

            8.5. AMENDMENT. Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

            8.6. WAIVER. No course of dealing or omission or delay on the part of either party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

            8.7. GOVERNING LAW. This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of New York without regard to principles of choice of law or conflict of laws.

            8.8. JURISDICTION. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the Supreme Court of the State of New York or the United States District Court for the Southern District of New York in connection with any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in the County of New York, State of New York. or such District, and agrees that service of any summons, complaint, Notice or other process relating to such Proceeding may be effected in the manner provided by clause (a) (ii) of Section 8.4.

            8.9. REMEDIES. In the event of any actual or prospective breach or default by either party hereto, the other party shall be entitled to equitable relief, including remedies in the nature of rescission, injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit either party from pursuing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages; provided, however, that the indemnification provisions of Article 7 shall be the sole and exclusive remedy with respect to any claim under this Agreement.

            8.10. SEVERABILITY. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

            8.11. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

            8.12. FURTHER ASSURANCES. Each party hereto shall promptly execute, deliver, file or record such agreements, instruments, certificates and other documents and perform such other and further acts as the other party hereto may reasonably request, provided that the requesting party bears any costs related thereto, or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby. In particular, from time to time after the Closing, without cost to Seller, Seller shall execute any further instruments provided by Buyer to Seller pursuant to Notice as may be reasonably necessary to make effective the assignment of the R/CG Trade Rights, including without limitation forms of assignment suitable for recordation in each foreign jurisdiction where a Trademark application or registration is of record. All costs, including fees and taxes, related to the preparation and recordation of any such further instruments shall be the sole responsibility of Buyer.

            8.13. ASSIGNMENT. This Agreement, and each right, interest and obligation hereunder, may not be assigned by either party hereto without the prior written consent of the other party hereto, and any purported assignment without such consent shall be void and without effect.

            8.14. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended, and shall not be deemed, to create or confer any right or interest for the benefit of any Person not a party hereto.

                        (the next page is numbered 17-a)

            8.15. TITLES AND CAPTIONS. The titles and captions of the Articles and Sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

            8.16. GRAMMATICAL CONVENTIONS. Whenever the context so requires, each pronoun or verb used herein shall be construed in the singular or the plural sense and each capitalized term defined herein and each pronoun used herein shall be construed in the masculine, feminine or neuter sense.

            8.17. REFERENCES. The terms "herein," "hereto," "hereof," "hereby," and "hereunder," and other terms of similar import, refer to this Agreement as a whole, and not to any Article, Section or other part hereof.

            8.18. NO PRESUMPTIONS. Each party hereto acknowledges that it has participated, with the advice of counsel, in the preparation of this Agreement. No party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that the other party hereto drafted or controlled the drafting of this Agreement.

            8.19. INCORPORATION BY REFERENCE. The Exhibits and Schedules hereto are an integral part of this Agreement and are incorporated in their entirety herein by this reference.

            8.20. ENTIRE AGREEMENT. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, commitment or arrangement relating thereto.


                                      17-a

      IN WITNESS WHEREOF, the parties have, by their respective duly authorized officers, duly executed this Agreement on the date set forth in the Preamble hereto.


AZRAK-HAMWAY INTERNATIONAL, INC.       JAKKS PACIFIC, INC.



By: /s/ Ezra Hamway                    By: /s/ Jack Friedman
    --------------------------------       -----------------------------------
    Name:  Ezra Hamway                     Name:   Jack Friedman
    Title: President                       Title:  President

                                                                       EXHIBIT A


                            ASSIGNMENT OF TRADEMARKS


      AZRAK-HAMWAY INTERNATIONAL, INC., a New York corporation ("Assignor"), for good and valuable consideration, pursuant to the Trademark Purchase Agreement dated as of October 24, 1997 between Assignor and JAKKS PACIFIC, INC., a Delaware corporation ("Assignee"), and Assignor, does hereby sell, assign, convey and transfer to Assignee all of Assignor's right, title and interest in and to the R/CG Trade Rights (as defined in the Agreement), including without limitation the trademarks, and all registrations and applications for registration thereof, throughout the world, as set forth on Schedule A hereto, together with the goodwill of the business represented thereby or associated therewith.

      IN WITNESS WHEREOF, the undersigned have, by their duly authorized officers, duly executed this Assignment of Trademarks as of this 24th day of October, 1997.


ASSIGNOR:                           AZRAK-HAMWAY INTERNATIONAL, INC.



                                    By: ________________________________________
                                        Name:
                                        Title:


ASSIGNEE:                           JAKKS PACIFIC, INC.



                                    By: ________________________________________
                                        Name:  Stephen G. Berman
                                        Title:  Executive Vice President

                                   SCHEDULE A


Trademark with design

        Remco
        Child Guidance
        Baby Twinkle Tunes
        Dancin' Pals
        Prancin' Pals
        Soft Stuff
        Touch & Play
        Tuff Ones

                                          International         Current              Current
   COUNTRY             Trademark              Class       Application No.       Registration No.
=============  ========================= ===============  ===================== ===================
U.S.A.         Baby Twinkle Tunes*             28         75/115,066
U.S.A.         Child Guidance*                 12         74/538,445

                                               20

                                               25
U.S.A.         Child Guidance                  28         75/975,037            1,977,407
U.S.A.         Child Guidance                  28         74/802,439            1,915,763





                                               24
U.S.A.         Child Guidance                  10         74/506,250            1,932,639

                                               20

                                               21

                                               25

                                               28
U.S.A.         Dancin' Pals*                   28         75/264,693
U.S.A.         Prancing Pals*                  28         75/209,235
U.S.A.         Remco Design                    28         73/196,420            1,136,911
U.S.A.         Teddy Twinkle Tunes*            28         75/193,599
U.S.A.         Tuff Ones                       28         74/072,033            1,693,255
U.S.A.         A Child Guidance Toy            28         72/264,515            871,689
U.S.A.         Child Guidance Toys             28         72/003,975            657,565
               (stylized)
Australia      Baby Twinkle Tunes              28         720,774
Australia      Child Guidance                  28         700,290
Australia      Remco                           28         352,239               A352,239
Benelux        Remco                           28         625,739               354,581


*     Intent to Use

                                          International         Current              Current
   COUNTRY             Trademark              Class       Application No.       Registration No.
=============  ========================= ===============  ===================== ===================
Canada         Baby Twinkle Tunes              N/A        826,134
Canada         Child Guidance                  N/A        471,882               281,321
Canada         Remco                           N/A        429,242               248,067
Denmark        Remco                           28         3620/1978             1036/80
France         Remco                           28         962,487               1,494,877
Great          Baby Twinkle Tunes              28         2109537
Britain
Great          Child Guidance                  28         912364                B912,364
Britain
Great          Remco                           28         1,099,995             1,099,995
Britain
UK             Twinkie                         28         894,867               894,867
UK             Twinkle                         28         1,260,907             1,260,907
Germany        Remco                           28         A30 590/28 WZ         998,786
Guatemala      Remco                           28         54117                 38525/125/92
Hong Kong      Remco                           28         1564/78               375/79
Israel         Remco                           28         84241                 84241
Italy          Child Guidance                  28                               399,644
Italy          Remco                           28         20262 C/78            360,547
Japan          Remco                       Japan Class    122/79                1,592,129
                                               24
Mexico         Remco                           28         91364                 386,355
New            Child Guidance                  28         256,890
Zealand
New            Remco                           28         138,448               138,448
Zealand
Norway         Remco                           28         78,2089               110,592
Puerto         Remco                          NA 22       21812                 21,812
Rico
South          Remco                           28         78/3723               78/3723
Africa


*       Intent to Use

                                          International         Current              Current
   COUNTRY             Trademark              Class       Application No.       Registration No.
=============  ========================= ===============  ===================== ===================
Singapore      Remco                           28         77145                 77145
Spain          Remco                           28         1,913,742             1,913,742
Sweden         Child Guidance                  28         81-4552               179,904
Sweden         Remco                           28         78-3810               177,810
Switzerland    Remco                           28         4051                  296,832
Venezuela      Remco                          NA 22       5120-78               96.302F


*       Intent to Use

                                                                       EXHIBIT B


                             INTERCREDITOR AGREEMENT


      This Agreement is entered into as of the ___ day of _____________, 1997, by and among Azrak-Hamway International, Inc., a New York corporation ("AHI") and Norwest Bank Minnesota, National Association, a national banking association (the "Lender").

                                    RECITALS

      A. JAKKS Pacific, Inc. ("JAKKS") has entered into a Trademark Purchase Agreement with AHI on or about the date of this Agreement (the "Trademark Purchase Agreement"), pursuant to which JAKKS is purchasing from AHI the Trademarks (as defined in the Trademark Purchase Agreement) subject to the terms of the Trademark Purchase Agreement.

      B. A portion of the Purchase Price (as defined in the Trademark Purchase Agreement) being paid to JAKKS for the Trademarks is being paid by the issuance and delivery by JAKKS to AHI of a Secured Note, payable to the order of AHI in the original principal amount of $1,200,000 (the "Secured Note").

      C. The Secured Note is secured by JAKKS granting to AHI of a security interest in the Trademarks.

      D. JAKKS and certain affiliates of JAKKS have requested the Lender to make loans and extend other credit and financial accommodations to JAKKS and such affiliates.

      E. As a condition to making loans and extending other credit and financial accommodations to JAKKS and its affiliates, the Lender has required, among other things, that AHI enter into this Agreement with the Lender.

      ACCORDINGLY, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and AHI hereby agree as follows:

      1. AHI will not accelerate the maturity of the indebtedness evidenced by the Note or exercise any or right or remedy available to AHI under the Trademark Purchase Agreement, the Secured Note or otherwise or exercise any right or remedy with respect to its security interest in the Trademark, unless AHI has provided the Lender with not less than ten (10) days prior written notice of any of the above-described actions.

      2. AHI agrees that the Lender shall have the right to sell or otherwise dispose of all of the Lender's collateral bearing or using the Trademark for which the Lender has provided financing or extended credit prior to the Lender's receipt of written notice from

AHI that AHI has reacquired the Trademark through the exercise of its rights or remedies or otherwise, all without any charge, cost or expense to the Lender.

      3. All notices and other communications hereunder shall be in writing and shall be (i) personally delivered, (ii) transmitted by registered mail, postage prepaid, or (iii) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below:

            If to the Lender:

            Norwest Bank Minnesota, National Association
            Sixth Street and Marquette Avenue
            Minneapolis, Minnesota 55479-0085
            Attention:  Lisa M. Hippen
            Telecopier:  (612) 667-2269

            If to AHI:

            Azrak-Hamway International, Inc.
            1107 Broadway, Suite 808
            New York, New York 11010-2894
            Attention:  President
            Telecopier:  (212) 243-4271

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally, (ii) the date of posting if delivered by mail, or (iii) the date of transmission if delivered by telecopy.

      4. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota.

      5. Binding Effect; Acceptance. This Agreement shall be binding upon the parties and their successors and assigns and shall inure to the benefit of the parties and their participants, successors and assigns.

      6. Miscellaneous. The paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


                                       NORWEST BANK MINNESOTA
                                       NATIONAL ASSOCIATION



                                       By: _____________________________
                                           Its _________________________



                                       AZRAK-HAMWAY INTERNATIONAL, INC.



                                       By: _____________________________
                                           Its _________________________

                ACKNOWLEDGMENT BY JAKKS PACIFIC AND SUBSIDIARIES


      The undersigned, being JAKKS Pacific, hereby acknowledges reciept of a copy thereof and agrees to all of the terms and provisions thereof.


                                       JAKKS PACIFIC, INC.



                                       By: _____________________________
                                           Its _________________________

                                                                       EXHIBIT C


                                 PROMISSORY NOTE


$1,200,000.00                                      October 24, 1997
                                                   New York, New York

            FOR VALUE RECEIVED, the undersigned, JAKKS Pacific, Inc., a Delaware corporation (the "Maker") hereby promises to pay to the order of Azrak-Hamway International, Inc., a New York corporation (the "Payee"), or its assigns, at its offices at 1107 Broadway, Suite 808, New York, New York 10010-2894, or at such other place as may be designated in writing from time to time by the Payee, the principal sum of One Million Two Hundred Thousand Dollars ($1,200,000.00) on or before December 31, 1998 (the "Maturity Date"), payable in five consecutive quarterly installments in the amount of $240,000.00, plus interest at a rate of ten percent (10%) per annum on the unpaid principal amount, on the last day of each December, March, June and September after the date hereof through and including the Maturity Date (each, a "Payment Date"). Upon the occurence of an Acceleration Event (as defined below) interest shall accrue on the unpaid principal balance hereunder at the rate of thirteen percent (13%) per annum. Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. Payments under this Note shall be made in lawful money of the United States and in immediately available funds.

            Pursuant to the Security Agreement, dated as of the date hereof (the "Security Agreement"), between the Maker and the Payee, the Maker has pledged certain assets as collateral (the "Collateral") to the Payee to secure its prompt and full performance of its obligations hereunder and thereunder. To the extent that the Collateral is insufficient to satisfy all of the Maker's obligations under this Note, the Maker shall remain liable for any such deficiency.

            This Note may be prepaid in whole at any time or in part from time to time, together with accrued interest on the amount prepaid to the date of prepayment, at the option of the Maker, without premium or penalty.

            Upon the occurrence of any of the following events (the "Acceleration Events"):

            (a) The failure of the Maker to make any payment of principal of, or interest on, this Note when due and payable, and such failure shall have continued unremedied for a period of ten (10) days;

            (b) In the event that the Maker breaches any obligation, covenant, agreement, warranty or representation contained in the Manufacturing and Supply Agreement, dated as of the date hereof, by and between the Maker and the Payee (the "Manufacturing Agreement"), including, without limitation, the obligation of the Maker to make any quarterly payment provided for therein within five (5) days of such payments becoming due;

            (d) The Maker shall default in due observance or performance of any term, obligation, agreement or covenant to be observed or performed by such Maker pursuant to any evidence of indebtedness or liability for borrowed money in excess of $500,000 (other than this Note), if such default permits the obligee thereof to accelerate the maturity of such evidence of indebtedness or liability;

            (e) If any voluntary proceeding by the Maker is commenced under any chapter of the Federal Bankruptcy Code or other law relating to bankruptcy, bankruptcy reorganization, insolvency or relief of debtors, or any such proceeding is commenced against the Maker and such proceeding is not dismissed within sixty (60) days from the date on which it is filed or instituted;

            (f) If the Maker becomes insolvent or is unable to pay (or admits in writing its inability to pay) its debts as they become due or makes an assignment for the benefit of creditors; or

            (g)   The dissolution or other winding up of the Maker;

all unpaid principal of and interest (including penalty interest) on this Note shall become immediately due and payable, all without demand or notice of any kind, and the Payee may proceed to protect and enforce its rights hereunder by an action at law, suit in equity or other appropriate proceeding, in the Payee's sole discretion. The Maker shall forthwith notify the Payee, in writing, of the occurrence of any of the events set forth in this paragraph.

            In the event any Acceleration Event shall occur, the Maker will pay to the Payee such further amount as shall be sufficient to cover all costs and expenses directly or indirectly incurred in connection with any action relating to collection of this Note and/or the enforcement of the Payee's rights, including but not limited to reasonable attorneys' fees, expenses and disbursements.

            In the event any Acceleration Event shall occur, the Maker shall also become liable to the Payee for all payments to be made by the Maker under the Manufacturing Agreement, regardless of when such payments would have become due.

            The Maker hereby waives presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity. No course of dealing and no delay on the part of the Payee in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice any of such Payee's rights, powers and remedies, and no single or partial exercise of a right, power or remedy shall preclude a further exercise thereof or the exercise of another right, power or remedy.

            The obligation of the Maker to make payments to the Payee hereunder is absolute and unconditional and shall not be subject to any defense, set-off, counterclaim or recoupment which the Maker may have against the Payee by reason of any indebtedness or liability at any time owing by the Payee to the Maker, including, without limitation, any liabilities of the Payee to the Maker under the Manufacturing Agreement.

            This Note shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the conflict of laws principles thereof. Any provisions hereof which may prove unenforceable under any law shall not affect the validity of any other provisions hereof.

            This Note shall be enforceable in any court of competent jurisdiction. In furtherance of and not in limitation of the foregoing, the Maker hereby agrees to consent to the personal jurisdiction and venue of the state and federal courts sitting in the county and State of New York in any action or proceeding arising out of or connected in any way with this Note and agrees that service of process in any such action or proceeding will be sufficient if mailed to the Maker at 24955 Pacific Coast Highway, Malibu, California 90265, Attention: Jack Friedman, and that such service shall constitute "personal service," and further agrees to the invocation of said jurisdiction by service of process in any other manner authorized by law.

            All notices by the Payee to the Maker pursuant to this Note shall be deemed sufficient and given if (i) delivered personally, sent by nationally-recognized overnight courier or mail by registered or certified mail (return receipt requested), postage prepaid, to the Maker's address set forth in the preceding paragraph, or (ii) telecopied to the attention of Jack Friedman at
(310) 317-8527. All such notices shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a telecopy, when the telecopier of the Maker receiving such copy shall have confirmed receipt of the communication, (c) in the case of delivery by nationally-recognized overnight courier, on the business day following dispatch, and (d) in the case of mailing, on the third business day following such mailing.

            This Note may not be altered or amended except by a writing duly signed by the party against whom such alteration or amendment is sought to be enforced. All of the terms and provisions of this Note shall be applicable to and binding upon each and every maker, holder, endorser, surety, guarantor, and all other persons who are or may become liable for the payment hereof and their respective successors or assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Note as of the date and year first above written.

                                       JAKKS PACIFIC, INC.


                                       By: ________________________
                                           Name: Jack Friedman
                                           Title: President

                                                                       EXHIBIT D

                               SECURITY AGREEMENT

               SECURITY AGREEMENT (this "Security Agreement") dated as of October 24, 1997, between JAKKS Pacific, Inc., a Delaware corporation (the "Debtor"), and Azrak-Hamway International, Inc., a New York corporation (the "Lender").

                              W I T N E S S E T H :

               WHEREAS, pursuant to the terms of the Trademark Purchase Agreement, dated as of the date hereof, by and among the Debtor and the Lender (the "Acquisition Agreement"), the Lender has agreed to receive $1,200,000 of consideration thereunder in the form of a promissory note of the Debtor (the "Note") upon the terms and subject to the conditions set forth in Acquisition Agreement and the Note (collectively, the "Loan").

               NOW, THEREFORE, in consideration of these premises and to induce the Lender to enter into the Acquisition Agreement and to make the Loan to the Debtor under the Note, the Debtor and the Lender hereby agree as follows:

               1. Defined Terms. Unless otherwise defined herein, capitalized terms which are used herein and not otherwise defined shall have the respective meanings ascribed to them in the Acquisition Agreement; terms for which meanings are provided in the UCC are used herein with such meanings unless otherwise defined herein; and the following terms shall have the following meanings:

               "Acceleration Event" has the meaning set forth in Paragraph 5 of the Note.

               "Books and Records" means all books, documents, files and records, now or hereafter existing, pertaining to the Collateral wherever located, including, without limitation, all correspondence, ledger sheets, computer files and programs, tapes, discs, cards, accounting records, customer lists, credit files, marketing materials and data, and all Equipment containing any of the foregoing.

               "Business Day" means any day other than a Saturday, Sunday or any day which is a legal or bank holiday under the laws of the State of New York.

               "Collateral" has the meaning set forth in Section 2 of this Security Agreement.

               "Lien" means any lien, security interest, pledge or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

               "Person" means any person, firm, corporation, partnership, limited liability company, joint venture, association, trust or other enterprise or any governmental or political subdivision or agency, department or instrumentality thereof.

               "Secured Obligations" means the collective reference to, but without duplication, all obligations and liabilities (direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred), whether for principal, interest, premium, fees, indemnity, costs, expenses or otherwise, of the Debtor under the Acquisition Agreement, the Note and the Manufacturing and Supply Agreement, dated as of the date hereof, by and between the Debtor and the Lender.

               "UCC" means the Uniform Commercial Code as in effect in the State of New York; provided, however, that if by reason of any mandatory provision of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

               2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Debtor hereby pledges, assigns, transfers and grants to the Lender a continuing security interest in all of the property described on Schedule A hereto (collectively, the "Collateral") subordinate in right only to those creditors of the Debtor set forth on Schedule B hereto. The Lender acknowledges and agrees that the Lien of each such creditor is senior and prior in right to the security interests granted to the Lender hereby, and that the Lender shall not take any action the effect of which would be to restrict or impair the prior rights of such other creditors to enforce their respective Liens.

               3. Representations and Warranties. The Debtor hereby represents and warrants that:

               (a) Title; No Other Liens. Except for the Liens granted to the creditors of the Debtor listed on Schedule B and the Lender pursuant to this Security Agreement, the Debtor owns each item of the Collateral free and clear of any and all Liens or claims of others. Except as set forth on Schedule B, no security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office.

               (b) Perfected Liens. Upon proper filing of the applicable UCC financing statements, the Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Lender, enforceable as such against all creditors of and purchasers from the Debtor (except purchasers of goods in the ordinary course of business).

               (c) Power and Authority; Authorization. The Debtor has the requisite corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary action to authorize the execution, delivery and performance of, and grant the Lien on the Collateral pursuant to, this Security Agreement.

               (d) Enforceability. This Security Agreement constitutes a legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

               (g) No Conflict. The execution, delivery and performance of this Security Agreement and the granting by the Debtor of the Lien hereunder will not violate any provision of any requirement of law or contractual obligation of the Debtor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Debtor pursuant to any requirement of law or contractual obligation of the Debtor, except as contemplated hereby.

               (h) No Consents, etc. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any creditor of the Debtor), is required either (i) for the execution, delivery and performance of this Security Agreement or for the grant by the Debtor of the Lien granted hereby or (ii) to ensure the legality, validity, enforceability or admissibility of this Security Agreement in any jurisdiction in which any of the Collateral is located.

               4. Performance by the Lender of the Debtor's Obligations. If the Debtor fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the out-of-pocket expenses of the Lender incurred in connection with such performance or compliance shall be payable by the Debtor to the Lender on demand and shall constitute Secured Obligations secured hereby.

               5. Further Assurances. The Debtor covenants and agrees with the Lender that, from and after the date of this Security Agreement until the Secured Obligations are paid and finally discharged in full and this Security Agreement is terminated pursuant to the terms hereof:

               (a) Further Documentation. At any time and from time to time, upon the request of the Lender and at the sole expense of the Debtor, the Debtor will promptly and duly execute and deliver such further instruments, agreements and documents and take such further action as the Lender may deem desirable and may request for the purpose of obtaining or preserving the full benefits of this Security Agreement and the rights and powers herein granted, including, without limitation, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereunder or hereby, or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

               (b) Financing Statements. The Debtor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor to the extent permitted by applicable law.

               6. Remedies. If an Acceleration Event shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, but subject to the UCC, if applicable, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Debtor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Debtor, which right or equity is hereby waived or released. The Debtor further agrees at the Lender's request upon the occurrence and continuance of an Acceleration Event to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Debtor's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the UCC, need the Lender account for the surplus, if any, to the Debtor. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least five days before such sale or other disposition. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of counsel employed by the Lender to collect such deficiency.

               7. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               8. No Waiver; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 9 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Acceleration Event or in any breach of any of the terms or conditions hereof. No failure to exercise nor any delay in exercising any right, power or privilege hereunder on the part of the Lender shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

               9. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Debtor and the Lender, provided that any provision of this Security Agreement may be waived by the Lender in a written letter or agreement executed by the Lender. Subject to Section 11 hereof, this Security Agreement shall be binding upon the successors and assigns of the Debtor and shall inure to the benefit of the Lender and its successors and assigns.

               10. Termination and Reinstatement. This Security Agreement and the security interests in the Collateral created hereby will terminate when the Secured Obligations have been paid and finally discharged in full. Notwithstanding any such termination, if at any time, all or part of the payment of the Secured Obligations theretofore made by the Debtor or any other Person is rescinded or otherwise must be returned by the Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor or such other Person), the Liens granted hereunder or under any other present or future agreement between the Debtor and the Lender, and all rights of the Lender and all Secured Obligations shall be reinstated as to the monetary Secured Obligations that were satisfied by the payment to be rescinded or returned, all as though such payment had not been made, and the Debtor shall sign and deliver to the Lender all documents and things necessary to re-perfect all terminated Liens. The Debtor may not assign this Security Agreement without the express written consent of the Lender.

               11. Notices. Any notices, elections or demands permitted or required to be made under this Security Agreement shall be in writing, signed by the Person giving such notice, sent by personal delivery or through a nationally recognized overnight courier service or by registered or certified mail, postage prepaid, or transmitted by telecopier and shall be addressed as follows:

If to the Debtor:     JAKKS Pacific, Inc.
                      24955 Pacific Coast Highway
                      Malibu, California 90265
                      Attention: Jack Friedman
                      Fax:  (310) 317-8527

With a copy to:       Feder, Kaszovitz, Isaacson, Weber,
                        Skala & Bass LLP
                      International Plaza
                      750 Lexington Avenue
                      New York, NY  10022
                      Attn: Murray L. Skala, Esq.
                      Fax: (212) 888-7776

If to the Lender:     Azrak-Hamway International, Inc.
                      1107 Broadway, Suite 808
                      New York, New York 10010-2894
                      Attn: Marvin Azrak
                      Fax: (212) 675-3365

With a copy to:       Kramer, Levin, Naftalis & Frankel
                      919 Third Avenue
                      New York, New York  10022
                      Attn: David P. Levin, Esq.
                      Fax:  (212) 715-8000


All notices, elections and demands shall be deemed to have been delivered on the date of their delivery if personally delivered or if transmitted by telecopier (provided receipt of such transmission is confirmed by answer back), on the second Business Day after deposit with the courier service if delivered by a nationally recognized overnight courier service or five Business Days after the date on which the same is mailed if delivered by registered or certified mail.

               12. Governing Law. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

               13. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE DEBTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER,

THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE DEBTOR AND THE LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE DEBTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OF ITS PROPERTY, THE DEBTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF THE SECURED OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

               14. Waiver of Jury Trial. THE LENDER AND THE DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS SECURITY AGREEMENT AND EVERY OTHER DOCUMENT RELATING HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE DEBTOR. THE DEBTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER DOCUMENT RELATING HERETO TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THE ACQUISITION AGREEMENT, AND ANY RELATED DOCUMENTS, AND MAKING THE LOAN AVAILABLE.

               15. Counterparts. This Agreement may be executed in counterparts, each one of which shall be deemed an original and which together shall constitute one and the same instrument.

               16. No Presumptions. Each party hereto acknowledges that it has participated, with the advice of counsel, in the preparation of this Agreement. No party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that the other party hereto drafted or controlled the drafting of this Agreement.


               17. Incorporation by Reference. The Schedules hereto are an integral part of this Agreement and are incorporated in their entirety herein by this reference.



                        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

               IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                            JAKKS PACIFIC, INC.


                                            By:
                                               --------------------------
                                                Name:
                                                Title:


                                            AZRAK-HAMWAY INTERNATIONAL, INC.


                                            By:
                                               --------------------------
                                               Name:
                                               Title:

                                                                      SCHEDULE A

Trademark with design

        Remco
        Child Guidance
        Baby Twinkle Tunes
        Dancin' Pals
        Prancin' Pals
        Soft Stuff
        Touch & Play
        Tuff Ones

                                          International      Current               Current
   COUNTRY             Trademark              Class       Application No.       Registration No.
-------------  -------------------------  --------------  ---------------       ------------------
U.S.A.         Baby Twinkle Tunes*             28         75/115,066
U.S.A.         Child Guidance*                 12         74/538,445

                                               20

                                               25
U.S.A.         Child Guidance                  28         75/975,037            1,977,407
U.S.A.         Child Guidance                  28         74/802,439            1,915,763





                                               24
U.S.A.         Child Guidance                  10         74/506,250            1,932,639

                                               20

                                               21

                                               25

                                               28
U.S.A.         Dancin' Pals*                   28         75/264,693
U.S.A.         Prancing Pals*                  28         75/209,235
U.S.A.         Remco Design                    28         73/196,420            1,136,911
U.S.A.         Teddy Twinkle Tunes*            28         75/193,599
U.S.A.         Tuff Ones                       28         74/072,033            1,693,255
U.S.A.         A Child Guidance Toy            28         72/264,515            871,689
U.S.A.         Child Guidance Toys             28         72/003,975            657,565
               (stylized)
Australia      Baby Twinkle Tunes              28         720,774
Australia      Child Guidance                  28         700,290
Australia      Remco                           28         352,239               A352,239
Benelux        Remco                           28         625,739               354,581


*       Intent to Use

                                          International      Current               Current
   COUNTRY             Trademark              Class       Application No.       Registration No.
-------------  -------------------------  --------------  ---------------       ------------------
Canada         Baby Twinkle Tunes              N/A        826,134
Canada         Child Guidance                  N/A        471,882               281,321
Canada         Remco                           N/A        429,242               248,067
Denmark        Remco                           28         3620/1978             1036/80
France         Remco                           28         962,487               1,494,877
Great          Baby Twinkle Tunes              28         2109537
Britain
Great          Child Guidance                  28         912364                B912,364
Britain
Great          Remco                           28         1,099,995             1,099,995
Britain
UK             Twinkie                         28         894,867               894,867
UK             Twinkle                         28         1,260,907             1,260,907
Germany        Remco                           28         A30 590/28 WZ         998,786
Guatemala      Remco                           28         54117                 38525/125/92
Hong Kong      Remco                           28         1564/78               375/79
Israel         Remco                           28         84241                 84241
Italy          Child Guidance                  28                               399,644
Italy          Remco                           28         20262 C/78            360,547
Japan          Remco                       Japan Class    122/79                1,592,129
                                               24
Mexico         Remco                           28         91364                 386,355
New            Child Guidance                  28         256,890
Zealand
New            Remco                           28         138,448               138,448
Zealand
Norway         Remco                           28         78,2089               110,592
Puerto         Remco                          NA 22       21812                 21,812
Rico
South          Remco                           28         78/3723               78/3723
Africa


*       Intent to Use

                                          International      Current               Current
   COUNTRY             Trademark              Class       Application No.       Registration No.
-------------  -------------------------  --------------  ---------------       ------------------
Singapore      Remco                           28         77145                 77145
Spain          Remco                           28         1,913,742             1,913,742
Sweden         Child Guidance                  28         81-4552               179,904
Sweden         Remco                           28         78-3810               177,810
Switzerland    Remco                           28         4051                  296,832
Venezuela      Remco                          NA 22       5120-78               96.302F


*       Intent to Use

                                                                      SCHEDULE B

                                 SENIOR LENDERS



        1.     Holders of the Debtor's 9% Convertible Debentures Due 2003

        2.     NorWest Bank Minnesota, National Association

        3.     NorWest Business Credit, Inc.

                                                                       EXHIBIT E

                       MANUFACTURING AND SUPPLY AGREEMENT


        THIS MANUFACTURING AND SUPPLY AGREEMENT dated as of October 24, 1997, by and between JAKKS Pacific, Inc., a Delaware corporation ("JAKKS"), and Azrak-Hamway International, Inc., a New York corporation ("AHI"),


                              W I T N E S S E T H :


        WHEREAS, JAKKS is engaged in the Business (as hereinafter defined); and

        WHEREAS, AHI owns or has the rights to use the Tools (as hereinafter defined) and has the resources and experience in the manufacture of products similar to the Products (as hereinafter defined); and

        WHEREAS, to secure a reliable source of manufacture and supply of Products, JAKKS desires to obtain from AHI, and AHI desires to give to JAKKS, a commitment for AHI to make the Tools and other manufacturing resources of AHI available for the manufacture of Products, and, upon request by JAKKS and agreement as to price and delivery date, to manufacture or arrange for the manufacture of Products for JAKKS;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

        1.     CERTAIN DEFINITIONS.

               Capitalized terms, not defined elsewhere herein, are used herein as defined as follows:

               1.1. "Base Amount" means the fixed quarterly fee in the amount of $110,000 on the first four Payment Dates and $160,000 thereafter.

               1.2. "Business" means the design, manufacture, distribution and sale of Products.

               1.3. "Consent" means any approval, authorization, consent or ratification by or on behalf of any Person that is not a party to this Agreement, or any waiver of, or exemption or variance from, any License or Order.

               1.4. "Governmental Authority" means any federal, state or local government or governmental authority, agency or instrumentality, or any court or arbitration panel of competent jurisdiction, or any recognized professional or industry association or organization that establishes policies or standards or otherwise regulates or supervises services and activities related to the Business, the Trademarks or the Products.

               1.5. "Law" means any statute, rule, regulation or ordinance of any Governmental Authority.

               1.6. "License" means any license, permit, certification, qualification, franchise or privilege issued or granted by any Governmental Authority.

               1.7. "Notice" means giving any notice to, or making any declaration or filing, or registration or recordation with any Person.

               1.8. "Order" means any judgment, order, writ, decree, award, directive, ruling or decision of any Governmental Authority.

               1.9. "Ordered Products" has the meaning ascribed thereto in
Section 2.1 hereof.

               1.10. "Payment Date" means the last day of each December, March, June and September after the date hereof until March 31, 2000.

               1.11. "Payment Period" means the three month period ending on a Payment Date.

               1.12. "Person" includes without limitation a natural person, corporation, joint stock company, limited liability company, partnership, joint venture, association, trust, Governmental Authority, or any group of the foregoing acting in concert.

               1.13. "Product" means any toy or assortment thereof listed on
Schedule 1.13.

               1.14. "Purchase Price" has the meaning ascribed to it in Section
2.1 hereof.

               1.15. "Quote" has the meaning ascribed thereto in Section 2.1 hereof.

               1.16. "Request Form" has the meaning ascribed thereto in Section
2.1 hereof.

               1.17. "Substitute Manufacturer" means a manufacturer or supplier of Ordered Products to JAKKS, other than AHI or a manufacturer or supplier engaged by or acting on behalf of AHI.

               1.18. "Term" means the period commencing on the date hereof and ending on March 31, 2000.

               1.19. "Tools" means the tools, molds, forms, dies and other equipment and apparatus of AHI used in the manufacture of Products.

               1.20. "Trademark" means one of the trademarks, including all registrations and applications for registration thereof, set forth on Schedule 1.20.

        2.     MANUFACTURE AND SUPPLY OF PRODUCTS.

               2.1. JAKKS may, but shall not be required to, request in writing from time to time that AHI provide JAKKS with a quote of the price (the "Purchase Price") at which AHI would be willing to manufacture and deliver, or arrange for the manufacture and delivery, of Products (the "Ordered Products") to JAKKS. Any such request shall be made on AHI's customary purchase order form on the terms and conditions set forth therein or on such other form, having such terms and conditions, as AHI shall, in its sole discretion, provide to JAKKS (any such form being referred to herein as the "Request Form"). AHI shall provide JAKKS with such quote in writing (the "Quote") within 30 days after AHI's receipt of the Request Form from JAKKS. JAKKS shall, within 15 days after its receipt of the Quote from AHI, inform AHI in writing whether it will accept AHI's offer to manufacture and deliver, or arrange for the manufacture and delivery of, the Ordered Products at the price and delivery date set forth in the Quote.

               2.2. If JAKKS shall accept AHI's offer, AHI shall manufacture and deliver, or arrange for the manufacture and delivery of, the Ordered Products on the terms and conditions set forth in the Request Form. Unless otherwise specified in writing by AHI to JAKKS, delivery of any Ordered Products AHI shall manufacture or arrange for the manufacture of, shall be FOB Hong Kong, JAKKS shall pay freight and insurance for shipment of such Ordered Products.

               2.3. If JAKKS shall reject AHI's offer, JAKKS may arrange for the manufacture and delivery of the Ordered Products from a Substitute Manufacturer of its own choosing, which Substitute Manufacturer shall be of a quality and reputation reasonably acceptable to AHI. AHI shall make the Tools available to such Substitute Manufacturer to the extent necessary for such Substitute Manufacturer to manufacture and deliver the Ordered Products. AHI shall not be required to incur any expense in connection with the provision of the Tools to a Substitute Manufacturer or a manufacturer engaged by AHI pursuant to Section 2.2, all of which expense shall be borne by JAKKS, including the expense of replacement, restoration or repair of any lost, destroyed or damaged Tools that JAKKS requests be made available hereunder. Title to the Tools shall be and at all times remain with AHI.

               2.4. AHI shall keep and maintain the Tools and make the Tools available for the manufacture of Ordered Products as described herein.

               2.5. JAKKS shall maintain commercial insurance, including without limitation for products liability, with AHI named as an additional insured thereon, reasonably satisfactory to AHI to protect the interests of AHI and JAKKS under this Agreement.

        3.     PAYMENT.

               3.1. In consideration of AHI agreeing to make its Tools and manufacturing resources available to JAKKS and for agreeing to manufacture or arrange for the manufacture of Ordered Products as described herein, JAKKS shall pay to AHI:

                      (a) quarterly, on each Payment Date, the Base Amount payable in respect of the Payment Period then ending; and

                      (b) the Purchase Price for any Ordered Products supplied to JAKKS by AHI, in accordance with the applicable invoices therefor.

        4. COVENANTS OF JAKKS AND AHI.

               4.1.   Each of JAKKS and AHI shall:

                      (a) comply with all Laws and Orders applicable to it and the Business, the Trademarks or the Products; and

                      (b) use commercially reasonable efforts to cooperate with the other party in order to effect the timely manufacture and supply of Ordered Products, including consulting with the other party with respect to the choice of subcontractors and off-shore manufacturers.

               4.2.   AHI shall:

                      (a) manufacture or arrange for manufacture of any Ordered Products that JAKKS has agreed to pay the Purchase Price for pursuant to Section
2.2 hereof in accordance with the specifications set forth in JAKKS' Request Form therefor; and

                      (b) give Notice to JAKKS of any change in the Tools or the location thereof.

        5.     SECURITY INTEREST.

               To secure the performance of its obligations hereunder, AHI hereby grants to JAKKS a security interest in and lien upon the Tools. Upon request by JAKKS, AHI shall execute, deliver and file or record any financing statements or other documents reasonably requested by JAKKS to perfect such security interest. In addition to any other remedy or relief available to JAKKS hereunder or under applicable Law in the event of a material breach by AHI of its obligations hereunder, JAKKS may exercise all rights and remedies of a secured creditor under the New York Uniform Commercial Code, including without limitation taking possession of the Tools. AHI represents and warrants to JAKKS that on the date hereof there is no, and AHI shall not during the Term grant, create or suffer to exist, any other, security interest or other lien, encumbrance or adverse claim in or upon the Tools, which would interfere in a material way with JAKKS' security interest granted hereby.

        6.     TERMINATION.

               6.1. This Agreement shall terminate on the last day of the Term, or if earlier,

                      (a) at any time upon the mutual agreement of the parties;

                      (b) immediately, at the option of either party, upon (i) the issuance of an order for relief of the other party in any bankruptcy proceeding under Title 11 of the United States Code; or (ii) an assignment for the benefit of creditors by the other party; or (iii) the written admission by the other party of its inability to pay its debts as they mature or that it is otherwise insolvent; or (iv) the appointment of a trustee, receiver, custodian or other fiduciary or fiscal agent for the other party or substantially all of its assets, if the other party consents to or acquiesces in such appointment, or, notwithstanding that the other party opposes such appointment, such appointment is not removed, avoided or withdrawn within 30 days after such appointment; or (v) the liquidation, winding up, dissolution or termination of the other party; or

                      (c) by either party, immediately upon Notice to such effect given to the other party, if there is a material breach of any material provision of, or material default under, this Agreement by the other party, and the other party fails to cure such breach or default within 30 days after a Notice, setting forth therein in reasonable detail the factual basis for the asserted breach or default and demanding that such breach or default be cured in the manner set forth therein or in a manner to be agreed (the "Default Notice"), is given to such other party (unless such breach or default is by its nature incapable of being cured, in which case no such Notice is required to be given and the party may terminate this Agreement upon Notice without giving any prior Default Notice).


               6.2. Upon termination of this Agreement pursuant to Section 6.1, all obligations of the parties shall terminate; provided, that no such termination shall relieve either party of any liability to the other party pursuant to Sections 2.2 and 2.3, Section 3, Section 7 or by reason of any breach of or default under this Agreement.

        7.     INDEMNIFICATION.

               7.1. AHI shall indemnify JAKKS and each shareholder, director, officer, employee and agent of JAKKS against, and hold each of them harmless from, any loss, liability, obligation, damage or expense (including reasonable attorneys' fees and disbursements) up to an aggregate amount which is equal to or less than the Base Amount which JAKKS or any shareholder, director, officer, employee or agent of JAKKS may suffer or incur incidental to any claim or any Proceeding against JAKKS or any such shareholder, director, officer, employee or agent of JAKKS based upon or resulting from:

                      (a) any obligation on account of the manufacture or supply of Ordered Products that are produced by AHI;

                      (b) any obligation or liability arising from or based upon any aggregated defects in any Ordered Product supplied to JAKKS by AHI representing in excess of 3% of the aggregate of Ordered Products; or

                      (c) AHI's failure, in all material respects, to perform or to comply with any covenant or condition required of AHI to be performed or complied with hereunder.

               7.2. JAKKS shall indemnify AHI and each shareholder, director, officer, employee and agent of AHI against, and hold each of them harmless from, any loss, liability, obligation, damage or expense (including reasonable attorneys' fees and disbursements) which AHI or any shareholder, director, officer, employee or agent of AHI may suffer or incur incidental to any claim or any Proceeding against AHI or any shareholder, director, officer, employee or agent of AHI based upon or resulting from:

                      (a) any obligation or liability in connection with the marketing, distribution or sale of any Product or the exploitation of any Trademark after the date hereof; or

                      (b) JAKKS's failure, in all material respects, to perform or to comply with any covenant or condition required of JAKKS to be performed or complied with hereunder.

               7.3. Promptly after Notice to an indemnified party of any claim or the commencement of any Proceeding by a third party involving any loss, liability, obligation, damage or expense referred to in Section 7.1 or 7.2, such indemnified party shall, if a claim for indemnification in respect thereof is to be made against an indemnifying party, give written Notice to the latter of the commencement of such claim or Proceeding, setting forth in reasonable detail the nature thereof and the basis upon which such party seeks indemnification hereunder; provided that the failure of any indemnified party to give such Notice shall not relieve the indemnifying party of its obligations under such Section, except to the extent that the indemnifying party is actually prejudiced by the failure to give such

Notice. In case any such Proceeding is brought against an indemnified party, and provided that proper Notice is duly given, the indemnifying party shall assume the defense thereof insofar as such Proceeding involves any loss, liability, obligation, damage or expense in respect of which indemnification may be sought hereunder, with counsel reasonably satisfactory to such indemnified party, and, after Notice from the indemnifying party to such indemnified party of its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (but the indemnified party shall have the right, but not the obligation, to participate at its own cost and expense in such defense by counsel of its own choice) or for any amounts paid or foregone by such indemnified party as a result of the settlement or compromise thereof (without the written consent of the indemnifying party), except that, if both the indemnifying party and the indemnified party are named as parties or subject to such Proceeding and either such party determines, based upon written advice of counsel, that there may be one or more legal defenses available to it that are different from or additional to those available to the other party or that a material conflict of interest between such parties may exist in respect of such Proceeding, the indemnifying party may decline to assume the defense on behalf of the indemnified party or the indemnified party may retain the defense on its own behalf, and, in either such case, after Notice to such effect is duly given hereunder to the other party, the indemnifying party shall be relieved of its obligation to assume the defense on behalf of the indemnified party, but shall be required to pay any legal or other expenses, including without limitation reasonable attorneys' fees and disbursements incurred by the indemnified party in such defense; provided, however, that the indemnifying party shall not be liable for such expenses on account of more than one separate firm of attorneys (and, if necessary, local counsel) at any time representing such indemnified party in connection with any Proceeding or separate Proceedings in the same jurisdiction arising out of or based upon substantially the same allegations or circumstances. If the indemnifying party shall assume the defense of any such Proceeding, the indemnified party shall cooperate fully with the indemnifying party and shall appear and give testimony, produce documents and other tangible evidence, allow the indemnifying party access to the books and records of the indemnified party and otherwise assist the indemnifying party in conducting such defense. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement or compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or Proceeding. Provided that proper Notice is duly given, if the indemnifying party shall fail promptly and diligently to assume the defense thereof, the indemnified party may respond to, contest and defend against such Proceeding (but the indemnifying party shall have the right to participate at its own cost and expense in such defense by counsel of its own choice) and may make in good faith, provided such settlement or compromise was entered into with the written consent of the indemnifying party, any compromise or settlement with respect thereto, and recover the entire cost and expense thereof, including without limitation reasonable attorneys' fees and disbursements and all amounts paid or foregone as a result of such Proceeding, or the settlement or compromise thereof, but only with the written consent of the indemnifying party, from the indemnifying party. The indemnification required hereunder shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills or invoices are received or loss, liability, obligation, damage or expense is actually suffered or incurred.

        8.     MISCELLANEOUS.

               8.1. LIMITATION OF AUTHORITY. No provision hereof shall be deemed to create any partnership, joint venture or joint enterprise or association between the parties hereto, or to authorize or to empower either party hereto to act on behalf of, obligate or bind the other party hereto.

               8.2. FEES AND EXPENSES. Each party hereto shall bear such fees and expenses as may be incurred by it in connection with this Agreement and the transactions contemplated hereby.

               8.3. NOTICES. Any Notice or demand required or permitted to be given or made hereunder to or upon either party hereto shall be deemed to have been duly given or made for all purposes if (a) in writing and sent by (i) messenger or an overnight courier service against receipt, or (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by telegram, telecopy, telex or similar electronic means, provided that a written copy thereof is sent on the same day by postage-paid first-class mail, to such party at the following address:

to AHI at:            Azrak-Hamway International, Inc.
                      1107 Broadway, Suite 808
                      New York, New York 10010-2894
                      Attn: President
                      Fax (212) 243-4271

with a copy to:       Kramer, Levin, Naftalis & Frankel
                      919 Third Avenue
                      New York, New York 10022-3903
                      Attn: David P. Levin, Esq.
                      Fax (212) 715-8000

to JAKKS at:          JAKKS Pacific, Inc.
                      22761 Pacific Coast Highway, #226
                      Malibu, California 90265
                      Attn: President
                      Fax: (310) 317-8527
with a copy to:       Feder, Kaszovitz, Isaacson,
                        Weber, Skala & Bass LLP
                      750 Lexington Avenue
                      New York, New York 10022
                      Attn: Murray L. Skala, Esq.
                      Fax: (212) 888-7776

or such other address as either party hereto may at any time, or from time to time, direct by Notice given to the other party in accordance with this Section. The date of giving or making of any such Notice or demand shall be, in the case of clause (a) (i), the date of the receipt; in the case of clause (a) (ii), five business days after such Notice or demand is sent; and, in the case of clause
(b), the business day next following the date such Notice or demand is sent.

               8.4. AMENDMENT. Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

               8.5. WAIVER. No course of dealing or omission or delay on the part of either party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

               8.6. GOVERNING LAW. This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of New York without regard to principles of choice of law or conflict of laws.

               8.7. JURISDICTION. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of either (i) the Supreme Court of the State of New York, or (ii) the United States District Court for the Southern District of New York in connection with any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in the County of New York, State of New York. or such District, and agrees that service of any summons, complaint, Notice or other process relating to such Proceeding may be effected in the manner provided by clause (a) (ii) of Section 8.3.

               8.8. REMEDIES. In the event of any breach or default by either party hereto, the other party shall be entitled to equitable relief, including remedies in the nature of rescission, injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit either party from pursuing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages; provided, however, that the indemnification provisions of Article 7 shall be the sole and exclusive remedy with respect to any claim under this Agreement.

               8.9. SEVERABILITY. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

               8.10. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

               8.11. FURTHER ASSURANCES. Each party hereto shall promptly execute, deliver, file or record such agreements, instruments, certificates and other documents and perform such other and further acts as the other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

               8.12. ASSIGNMENT. This Agreement, and each right, interest and obligation hereunder, may not be assigned by either party hereto without the prior written consent of the other party hereto, and any purported assignment without such consent shall be void and without effect.

               8.13. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended, and shall not be deemed, to create or confer any right or interest for the benefit of any Person not a party hereto.

               8.14. TITLES AND CAPTIONS. The titles and captions of the Articles and Sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

               8.15. GRAMMATICAL CONVENTIONS. Whenever the context so requires, each pronoun or verb used herein shall be construed in the singular or the plural sense and each capitalized term defined herein and each pronoun used herein shall be construed in the masculine, feminine or neuter sense.

               8.16. REFERENCES. The terms "herein," "hereto," "hereof," "hereby," and "hereunder," and other terms of similar import, refer to this Agreement as a whole, and not to any Article, Section or other part hereof.

               8.17. NO PRESUMPTIONS. Each party hereto acknowledges that it has participated, with the advice of counsel, in the preparation of this Agreement. No party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that the other party hereto drafted or controlled the drafting of this Agreement.

               8.18. INCORPORATION BY REFERENCE. The Exhibits and Schedules hereto are an integral part of this Agreement and are incorporated in their entirety herein by this reference.

               8.19. FORCE MAJEURE. The performance of either party under this Agreement shall be excused to the extent and during any event which reasonably prevents the affected party from fulfilling its obligations hereunder. Such events shall include, but shall not be limited to, fire, explosion, storm damage, flood, labor troubles including strikes, lockouts or slowdowns, government intervention (not including fines for violations of permits), shortages of raw materials, labor or transportation, war, sabotage, riot or civil disturbances, or governmental regulation or statute (any such event, a "Force Majeure"). In the event of a Force Majeure, the affected party shall promptly notify the other party, describing the nature of the cause and its expected duration. The affected party shall take reasonable steps to cure the cause and mitigate damages to the other party. The term of this Agreement shall not be extended by the occurrence of a Force Majeure. Voluntary curtailment of production through slowdowns or scheduled shutdowns shall not be considered Force Majeure.

               8.20. ENTIRE AGREEMENT. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, commitment or arrangement relating thereto.

        IN WITNESS WHEREOF, the parties have, by their respective duly authorized officers, duly executed this Agreement on the date set forth in the Preamble hereto.


AZRAK-HAMWAY INTERNATIONAL, INC.            JAKKS PACIFIC, INC.



By:                                         By:
   -------------------------                   -----------------------------
   Name:                                      Name:
   Title:                                     Title:

                                                                   SCHEDULE 1.13


1.      Die Cast Trucks Price List for 1997.

2.      Child-Guidance Price List for 1997.

3.      Child Guidance Crayons.

                                                                   SCHEDULE 1.20

Trademark with design

        Remco
        Child Guidance
        Baby Twinkle Tunes
        Dancin' Pals
        Prancin' Pals
        Soft Stuff
        Touch & Play
        Tuff Ones

                                          International         Current              Current
   Country             Trademark              Class       Application No.       Registration No.
-------------  --------------------       -------------   ---------------       ----------------
U.S.A.         Baby Twinkle Tunes*             28         75/115,066
U.S.A.         Child Guidance*                 12         74/538,445

                                               20

                                               25
U.S.A.         Child Guidance                  28         75/975,037            1,977,407
U.S.A.         Child Guidance                  28         74/802,439            1,915,763





                                               24
U.S.A.         Child Guidance                  10         74/506,250            1,932,639

                                               20

                                               21

                                               25

                                               28
U.S.A.         Dancin' Pals*                   28         75/264,693
U.S.A.         Prancing Pals*                  28         75/209,235
U.S.A.         Remco Design                    28         73/196,420            1,136,911
U.S.A.         Teddy Twinkle Tunes*            28         75/193,599
U.S.A.         Tuff Ones                       28         74/072,033            1,693,255
U.S.A.         A Child Guidance Toy            28         72/264,515            871,689
U.S.A.         Child Guidance Toys             28         72/003,975            657,565
               (stylized)
Australia      Baby Twinkle Tunes              28         720,774
Australia      Child Guidance                  28         700,290
Australia      Remco                           28         352,239               A352,239
Benelux        Remco                           28         625,739               354,581


*       Intent to Use

                                          International         Current              Current
   Country             Trademark              Class       Application No.       Registration No.
-------------  --------------------       -------------   ---------------       ----------------
Canada         Baby Twinkle Tunes              N/A        826,134
Canada         Child Guidance                  N/A        471,882               281,321
Canada         Remco                           N/A        429,242               248,067
Denmark        Remco                           28         3620/1978             1036/80
France         Remco                           28         962,487               1,494,877
Great          Baby Twinkle Tunes              28         2109537
Britain
Great          Child Guidance                  28         912364                B912,364
Britain
Great          Remco                           28         1,099,995             1,099,995
Britain
UK             Twinkie                         28         894,867               894,867
UK             Twinkle                         28         1,260,907             1,260,907
Germany        Remco                           28         A30 590/28 WZ         998,786
Guatemala      Remco                           28         54117                 38525/125/92
Hong Kong      Remco                           28         1564/78               375/79
Israel         Remco                           28         84241                 84241
Italy          Child Guidance                  28                               399,644
Italy          Remco                           28         20262 C/78            360,547
Japan          Remco                       Japan Class    122/79                1,592,129
                                               24
Mexico         Remco                           28         91364                 386,355
New            Child Guidance                  28         256,890
Zealand
New            Remco                           28         138,448               138,448
Zealand
Norway         Remco                           28         78,2089               110,592
Puerto         Remco                          NA 22       21812                 21,812
Rico
South          Remco                           28         78/3723               78/3723
Africa


*       Intent to Use

                                          International         Current              Current
   Country             Trademark              Class       Application No.       Registration No.
-------------  --------------------       -------------   ---------------       ----------------
Singapore      Remco                           28         77145                 77145
Spain          Remco                           28         1,913,742             1,913,742
Sweden         Child Guidance                  28         81-4552               179,904
Sweden         Remco                           28         78-3810               177,810
Switzerland    Remco                           28         4051                  296,832
Venezuela      Remco                          NA 22       5120-78               96.302F


*       Intent to Use

                                                                  EXHIBIT F-1


                       KRAMER, LEVIN, NAFTALIS & FRANKEL
                                  [Letterhead]

Ladies and Gentlemen:

            We have acted as counsel to Azrak-Hamway International, Inc., a New York corporation (the "Corporation") in connection with (i) a Trademark Purchase Agreement (the "Trademark Purchase Agreement") between the Corporation and JAKKS Pacific, Inc. ("JAKKS"), (ii) the Promissory Note issued by JAKKS and payable to the order of the Corporation (the "Note"), (iii) the Security Agreement between the Corporation and JAKKS, (iv) the Manufacturing and Supply Agreement (the "Manufacturing Agreement") between the Corporation and JAKKS, and (v) the Intercreditor Agreement among NorWest Bank, N.A., the Company and JAKKS, each dated as of the date hereof (the Trademark Purchase Agreement, the Note, the Security Agreement, the Manufacturing Agreement and the Intercreditor Agreement are collectively referred to herein as the "Transaction Documents"). Unless otherwise expressly provided, terms defined in the Trademark Purchase Agreement are used herein as therein defined.

            In rendering the opinion set forth herein, we have reviewed the Transaction Documents and have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments (collectively, "Documents") as in our judgment we have deemed necessary or advisable for purposes of this opinion.

            In our examination we have assumed the genuineness of all signatures, the authenticity of all Documents submitted to us as originals, the conformity to original documents of all Documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. As to facts material to this opinion, we have relied exclusively upon statements and representations of officers and other representatives of the Corporation and certificates of public officials, and have assumed the accuracy of representations and warranties by all parties in the Transaction Documents. We also have assumed (i) the valid authorization, execution and delivery of the Transaction Documents by the party or parties thereto (other than the Corporation), (ii) that each such other party has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization with the corporate or other organizational power to perform its obligations thereunder, and (iii) that the Transaction Documents constitute the legal, valid and binding obligation of each such other party, enforceable against each such other party in accordance with their respective terms.

            Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

            1. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full corporate power and authority to own its assets and carry on its business as and in the places where the Corporation has indicated to us that such assets are now owned or such business is now being conducted;

            2. The Corporation has full corporate power and authority to execute and deliver each Transaction Document to which it is a party and to perform its obligations thereunder. The execution and deliver by the Corporation of each Transaction Document to which it is a party and the performance of its obligations thereunder have been duly authorized by all requisite corporate action on the part of the Corporation;

            3. Each Transaction Document to which the Corporation is a party has been duly executed and delivered by the Corporation and is the legally valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms;

            4. The execution and delivery of each Transaction Document to which the Corporation is a party do not, and the performance by the Corporation of its obligations thereunder will not, violate any provision of the Corporation's Certificate of Incorporation or By-Laws; and

            5. To our knowledge, except with respect to the Federal Trade Commission's May 2, 1996 Order concerning Remco Toys Steel Tec Construction System, as to which we do not express any opinion, the Corporation is not in default in respect of any Order known to us, nor is there known to us any Order enjoining the Corporation from performing, or the effect of which is to prohibit or to curtail the Corporation's performance of, its obligations under any Transaction Document to which it is a party.

            The foregoing opinions are subject to the following qualifications and limitations:

                 (a) We are members of the Bar of the State of New York and do not purport to be expert or express any opinion except as to matters involving the laws of such State and the federal laws of the United States of America;

                 (b) We express no opinion as to the validity, binding effect or enforceability of any choice of law, consent to jurisdiction, consent to venue or consent to service provision in any agreement, or the waiver of the right to a trial by jury;

                 (c) The enforceability of the Transaction Documents may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium, or other laws and court decisions now or hereafter in effect relating to or affecting the rights of creditors generally and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, impracticability or impossibility, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law);

                 (d) The remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                 (e) The enforceability of the provisions of Article 7 of the Trademark Purchase Agreement and Article 7 of the Manufacturing Agreement may be limited by laws rendering unenforceable indemnification contrary to state or federal laws, including, but not limited to, securities laws, or public policy underlying such laws;

                 (f) Our opinion is subject to applicable laws which limit the right of a creditor to use force or cause breach of the peace in enforcing rights and which relate to the sale or disposition of collateral and the requirements of a commercially reasonable sale; and

                 (g) As used in this opinion letter, "to our knowledge" shall mean the conscious awareness that attorneys employed by us have obtained solely from their representation of the Corporation. However, except as specifically noted above, we do not purport to have made, and have not made, any review of court records or proceedings or made any other independent review or investigation of any factual matter.

            The opinion expressed herein is based upon the laws in effect on the date hereof, and we assume no obligations to review or supplement this opinion should any such law be changed by legislative action, judicial decision or otherwise.

            This opinion letter is being provided to you pursuant to Section 5.2(c) of the Trademark Purchase Agreement and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                    Very truly yours,

                                                                     EXHIBIT F-2

                   [AMSTER, ROTHSTEIN & EBENSTEIN LETTERHEAD]

Dear Ladies and Gentlemen:

     This Opinion is furnished to you pursuant to Section 7.2(c) of the Trademark Purchase Agreement dated as of October 24, 1997 ("Trademark Agreement") between Azrak Hamway International, Inc., a New York corporation ("Seller"), and Jakks Pacific, Inc., a Delaware corporation ("Buyer"). The terms defined in the Trademark Agreement and not otherwise defined herein are used herein as therein defined.

     We have acted as special intellectual property counsel to Seller, in connection with the preparation, execution and delivery of the Trademark Agreement.

     We have investigated such questions of law for the purpose of rendering this Opinion as we have deemed necessary. This Opinion is rendered only as to the effect on the subject transaction of United States Federal Law relating to intellectual property. We express no opinion as to any intellectual property in any foreign country or otherwise governed by or controlled pursuant to the laws of any foreign country.

                                                                        Page -2-


     In connection with this Opinion, we have examined execution forms of the following documents:

          (i)   the Trademark Agreement;

          (ii) the Assignment of R/CG Trade Rights, substantially in the form of Exhibit A to the Trademark Agreement; and

          (iii) originals and copies, certified or otherwise identified to our satisfaction, of such other agreements, instruments and other documents as we have deemed necessary as a basis for the opinions hereinafter set forth.

     In rendering this Opinion, we have assumed:

          (a) the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as certified or photostatic copies of such latter documents and the authenticity of the originals of such latter documents;

          (b) that Seller is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to execute, deliver and perform its obligations under the Trademark Agreement and each other Transaction Document;

          (c) that Seller has taken all necessary corporate action to authorize the execution, delivery and performance of the Trademark Agreement and each other Transaction Document;

          (d) that the Trademark Agreement and each of the Transaction Documents constitute the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms;

          (e) that the Trademark Agreement and each other Transaction Document has been duly executed and delivered on behalf of Seller;

          (f) that the execution, delivery and performance by Seller of the Trademark Agreement and each other Transaction Document will not violate the provisions of any existing order, judgment, award or decree by which Seller is bound, or the provisions of any existing agreement, including any existing security agreement, to which Seller is a party;

            (g) that Seller has not changed its name or its identity or corporate structure, whether by amendment of its charter, by reorganization, or otherwise, within the past four months;

            (h) that there are no Liens perfected by UCC financing statements anywhere in the United States relating to (1) the United States trademark registrations and applications contained on schedule 1.27A to the Trademark Agreement or (2) the general intangible property of Seller; and

            (i) that an original copy of the Assignment will be presented for recordation by Buyer to the appropriate division of the United States Patent and Trademark Office (hereinafter referred to as "PTO") for recording in said
Office within three (3) months of the execution thereof, together with provision for payment of all requisite fees, and that Buyer has taken or will take all other steps which may be required to assure prompt recording thereof in said Office with respect to the trademark registrations and applications contained on Schedule 1.27A to the Trademark Agreement, and that the same will be validly recorded in the records of the PTO.

      Based upon and subject to the foregoing, and based on the qualification that we have expressly not conducted any independent inquiry as to any facts (other than a search of the Assignee Index of the Trademark Branch of the PTO of marks owned by Azrak Hamway International, Inc.), and that we rely solely on those documents provided to us by Seller and upon our own review of those files in our possession which were also reviewed by counsel for Buyer, and the further qualifications set forth below, it is our opinion that:

      1. Except as described in Footnote 1 below/1, to the best of our knowledge, Seller is the owner of the entire right, title and interest in and to the United States trademark registrations and applications contained on
Schedule 1.27A to the Trademark Agreement, and those trademark registrations and applications are free and clear of any Lien recorded in the records of the PTO. As of September 29, 1997, there were no



----------
/1 The chain of title in the records of the PTO concerning Registration No. 657,565 for the mark CHILD GUIDANCE TOYS (Stylized) is missing an assignment from CBS, Inc. to Hasbro, Inc.

effective financing or continuation statements or other instruments similar in effect covering any of the United States trademark registrations and applications contained on Schedule 1.27A to the Trademark Agreement and on file in the PTO.

        2. To the best of our knowledge, each of the United States trademark registrations and applications contained on Schedule 1.27A is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part, and is in full force and effect.

        3. To the best of our knowledge, no Proceeding in the United States is pending or threatened relating to the R/CG Trade Rights, the Products, or the Business in which an unfavorable Order would have a Material Adverse Effect.

        4. We are advised by Seller that as of the date hereof Seller does not own any interest in any copyright registrations or copyright applications in the United States Copyright Office that are being transferred to Buyer, or any Patents that are being transferred to Buyer.

        5. To the best of our knowledge, other than as disclosed on Schedule
3.11 to the Trademark Agreement and incorporated herein by reference, and excluding Other Trade Rights, (a) no R/CG Trade Right in the United States conflicts with or infringes on any Trade Right of any other Person which would have a Material Adverse Effect, (b) no Trade Right of any other Person conflicts with or infringes on, and there has been no misappropriation or unauthorized use by any other Person of any United States R/CG Trade Right which would have a Material Adverse Effect; and (c) since January 1, 1993, Seller has not received Notice of any claim, dispute or Proceeding relating to the R/CG Trade Rights or the Products which would have a Material Adverse Effect including, without limitation, any opposition, interference or other challenge to the validity, use by, or rights of Seller in any R/CG Trade Right, against Seller (a) to deny, cancel, revoke, rescind or modify any Registration of, or otherwise relating to, any R/CG Trade Right (but not including Other Trade Right) or (b) relating to any Product sold by Seller.

        We are qualified to practice in the State of New York and we do not purport to be experts on, or to express any opinion herein concerning, any law other than the law of the State of New York and the Federal law of the United States pertaining to trademarks, patents and copyrights.

                                                                        Page -5-

     We do not give any opinion except as set forth above. This Opinion is being delivered solely in connection with the subject transaction as of this date.

                                   Very truly yours,

                                   AMSTER, ROTHSTEIN & EBENSTEIN

                                                                       EXHIBIT G

        [FEDER, KASZOVITZ, ISAACSON, WEBER, SKALA & BASS LLP LETTERHEAD]

Gentlemen:

     We have acted as counsel to JAKKS Pacific, Inc., a Delaware corporation (the "Company") in connection with (i) a Trademark Purchase Agreement (the "Trademark Purchase Agreement") between the Company and Azrak-Hamway International, Inc. ("AHI"), (ii) the Promissory Note issued by the Company and payable to the order of AHI, (iii) the Security Agreement between the Company and AHI, and (iv) the Manufacturing and Supply Agreement (the "Manufacturing Agreement") between the Company and AHI, each dated as of the date hereof (the Trademark Purchase Agreement, the Note, the Security Agreement and the Manufacturing Agreement being collectively referred to herein as the "Transaction Documents"). Unless otherwise expressly provided herein, terms defined in the Trademark Purchase Agreement are used herein as therein defined.

     In rendering the opinions set forth herein, we have reviewed the Transaction Documents and have examined originals or copies, certified or otherwise authenticated to our satisfaction, of such corporate records, certificates of public officials and officers and other representatives of the Company and other documents (collectively, "Documents") as in our judgment we have deemed necessary or advisable for purposes of this opinion.

     In our examination we have assumed the genuineness of all signatures, the authenticity of all Documents submitted to us as originals, the conformity to authentic original documents of all Documents submitted to us as certified or photostatic copies. As to facts material to this opinion, we he relied exclusively upon certificates of public officials and officers and other representatives of the Company and representations and warranties by all parties in the Transactions Documents, the accuracy of which we have assumed without investigation. We have also assumed (i) the valid authorization, execution and delivery of the Transaction Documents by the party or parties thereto (other than the Company), (ii) that each such other party has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization with the corporate or other organizational power to perform its obligations thereunder, and (iii) that the Transaction Documents constitute the legal, valid and binding obligation of each such other party, enforceable against each such other party in accordance with their respective terms.

    Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

    1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its assets and carry on its business as and in the places where the Company has indicated to us that such assets are now owned or such business is now being conducted.

    2. The Company has full corporate power and authority to execute and deliver each Transaction Document to which it is a party and to assume and perform its obligations thereunder. The execution and delivery by the Company of each Transaction Document to which it is a party and the performance of its obligations thereunder have been duly authorized by all requisite corporate action on the part of the Company.

    3. Each Transaction Document to which the Company is a party has been duly executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

    4. The execution and delivery of each Transaction Document to which the Company is a party do not, and the performance by the Company of its obligations thereunder will not, violate any provision of the Company's Certificate of Incorporation or By-Laws.

    5. All forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) filed by the Company under the Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, comply as to form in all material respects with such rules and regulations.

    The foregoing opinions are subject to the following qualifications and limitations:

        (a) We are members of the Bar of the State of New York and do not purport to be expert or express any opinion except as to matters involving the laws of such State, the Delaware General Corporation Law and the federal laws of the United States of America;

        (b) We express no opinion as to the validity, binding effect or enforceability of any choice of law, consent to jurisdiction, consent to venue or consent to service provision in any agreement, or the waiver of the right to a trial by jury;

        (c) The enforceability of the Transaction Documents may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws and court decisions now or hereafter in effect relating to or affecting the rights of creditors generally and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, impracticability or impossibility, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law);

        (d) The remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

        (e) The enforceability of the provisions of Article 7 of the Trademark Purchase Agreement and Article 7 of the Manufacturing Agreement may be limited by laws rendering unenforceable indemnification contrary to state or federal laws, including, but not limited to, securities laws, or public policy underlying such laws;

        (f) Our opinion is subject to applicable laws which limit the right of a creditor to use force or cause breach of the peace in enforcing rights and which relate to the sale or disposition of collateral and the requirements of a commercially reasonable sale; and

        (g) As used in this opinion letter, "to our knowledge" shall mean the conscious awareness that attorneys of this firm have obtained solely from their representation of the Company. Nothing has come to our attention which has caused us to believe that the statements so made herein "to our knowledge" are untrue or incorrect. However, except as specifically noted above, we do not purport to have made, and have not made, any review of court records or proceedings or made any other independent review or investigation of any factual matter.

        The opinion expressed herein is based upon the laws in effect on the date hereof, and we assume no obligation to review or supplement this opinion should any such law be changed by legislative action, judicial decision or otherwise.

        This opinion letter is being provided to you pursuant to Section 5.3(c) of the Trademark Purchase Agreement and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                           Very truly yours,

                                           FEDER, KASZOVITZ, ISAACSON, WEBER,
                                           SKALA & BASS LLP

                                           By:
                                               ---------------------------
                                               A Member of the Firm

                                  Schedule 1.24


1.      Die Cast Trucks Price List for 1997.

2.      Child-Guidance Price List for 1997.

3.      Child Guidance Crayons.

                                                                  SCHEDULE 1.27A

Trademark with design

        Remco
        Child Guidance
        Baby Twinkle Tunes
        Dancin' Pals
        Prancin' Pals
        Soft Stuff
        Touch & Play
        Tuff Ones

                                          International         Current              Current
   Country             Trademark              Class       Application No.       Registration No.
------------   --------------------       --------------  ---------------       -----------------
U.S.A.         Baby Twinkle Tunes*             28         75/115,066
U.S.A.         Child Guidance*                 12         74/538,445

                                               20

                                               25
U.S.A.         Child Guidance                  28         75/975,037            1,977,407
U.S.A.         Child Guidance                  28         74/802,439            1,915,763





                                               24
U.S.A.         Child Guidance                  10         74/506,250            1,932,639

                                               20

                                               21

                                               25

                                               28
U.S.A.         Dancin' Pals*                   28         75/264,693
U.S.A.         Prancing Pals*                  28         75/209,235
U.S.A.         Remco Design                    28         73/196,420            1,136,911
U.S.A.         Teddy Twinkle Tunes*            28         75/193,599
U.S.A.         Tuff Ones                       28         74/072,033            1,693,255
U.S.A.         A Child Guidance Toy            28         72/264,515            871,689
U.S.A.         Child Guidance Toys             28         72/003,975            657,565
               (stylized)
Australia      Baby Twinkle Tunes              28         720,774
Australia      Child Guidance                  28         700,290
Australia      Remco                           28         352,239               A352,239
Benelux        Remco                           28         625,739               354,581


*       Intent to Use

                                          International         Current              Current
   Country             Trademark              Class       Application No.       Registration No.
------------   --------------------       --------------  ---------------       -----------------
Canada         Baby Twinkle Tunes              N/A        826,134
Canada         Child Guidance                  N/A        471,882               281,321
Canada         Remco                           N/A        429,242               248,067
Denmark        Remco                           28         3620/1978             1036/80
France         Remco                           28         962,487               1,494,877
Great          Baby Twinkle Tunes              28         2109537
Britain
Great          Child Guidance                  28         912364                B912,364
Britain
Great          Remco                           28         1,099,995             1,099,995
Britain
UK             Twinkie                         28         894,867               894,867
UK             Twinkle                         28         1,260,907             1,260,907
Germany        Remco                           28         A30 590/28 WZ         998,786
Guatemala      Remco                           28         54117                 38525/125/92
Hong Kong      Remco                           28         1564/78               375/79
Israel         Remco                           28         84241                 84241
Italy          Child Guidance                  28                               399,644
Italy          Remco                           28         20262 C/78            360,547
Japan          Remco                       Japan Class    122/79                1,592,129
                                               24
Mexico         Remco                           28         91364                 386,355
New            Child Guidance                  28         256,890
Zealand
New            Remco                           28         138,448               138,448
Zealand
Norway         Remco                           28         78,2089               110,592
Puerto         Remco                          NA 22       21812                 21,812
Rico
South          Remco                           28         78/3723               78/3723
Africa


*       Intent to Use

                                          International         Current              Current
   Country             Trademark              Class       Application No.       Registration No.
------------   --------------------       --------------  ---------------       -----------------
Singapore      Remco                           28         77145                 77145
Spain          Remco                           28         1,913,742             1,913,742
Sweden         Child Guidance                  28         81-4552               179,904
Sweden         Remco                           28         78-3810               177,810
Switzerland    Remco                           28         4051                  296,832
Venezuela      Remco                          NA 22       5120-78               96.302F


*       Intent to Use

                                 SCHEDULE 1.27B


1.      Trademark Applications and Registrations.

2.      Copyright Applications and Registrations.

3.      Patents and Patent Applications.

4.      (Spring) Price List for 1998.

5.      (Steel Tec) Price List for 1997.

6.      American Home Entertainment Price List for 1997.

7. All Trade Rights related to any of the above and not expressly scheduled on Schedules 1.24 or 1.27A.

                                  SCHEDULE 2.4

                       PURCHASE PRICE ALLOCATION SCHEDULE


ASSET                                                            AMOUNT
-----                                                            ------
Non-Competition Agreement                                        $500,000


All Other Assets Being Sold                                   $11,300,000

                                  SCHEDULE 3.3

                    CONSENTS OF AND NOTICES TO THIRD PARTIES


        Waiver of Section 5(c) to the Amended and Restated Security Agreement between Azrak-Hamway International, Inc. and NationsBank of Georgia, N.A.

                                  SCHEDULE 3.4

                      Governmental Proceedings Relating to the R/CG Trade
                Rights, Products, Business, assets or operations


        Reference is made to Schedule 3.11, which is incorporated herein with respect to all items required to be disclosed under Section 3.4.

                                  SCHEDULE 3.6

                  Sales and Cost of Goods Relating to Products
                     for Fiscal Year Ended December 31, 1996



                                                 1996               1996               1996
                                                                    REMCO             CHILD
                                                 TOTAL            VEHICLES           GUIDANCE
                                                   $                  $                 $
GROSS SALES:
Domestic                                          $ 5,744,978       $   406,412        $ 5,338,566
L/C - U.S.A. Accounts                              17,326,474         8,018,202          9,308,272
L/C - International Accounts                        2,405,963         2,119,022            286,941
TOTAL GROSS SALES                                 $25,477,415       $10,543,636        $14,933,779
                                                  -----------       -----------        -----------


PRIME COST OF GOODS SOLD:
Domestic                                          $ 3,762,217       $   348,668        $ 3,413,549
L/C - U.S.A. Accounts                              11,856,364         5,526,473          6,329,891
L/C - International Accounts                        1,693,651         1,504,576            189,075

TOTAL PRIME COST OF
GOODS SOLD:                                       $17,312,232       $ 7,379,717        $ 9,932,515
                                                  -----------       -----------        -----------


                                  SCHEDULE 3.9

                       List of Liens on R/CG Trade Rights

        Reference is made to Schedule 3.11, which is incorporated herein with respect to all items required to be disclosed under Section 3.9.

Name:   Azrak-Hamway International, Inc.    Reference No. 99135-0001

Type of Service:      Copies from Previous Searches
Jurisdiction:         New York County, New York

     88PN05208, 1/28/88   Citizens and Southern Commercial Corporation,
                          110 East 59th Street, New York, NY 10022

     97PN38920, 9/4/97    NationsBanc Commercial Corporation f/k/a Citizens and
                          Southern Commercial Corporation, P.O. Box 4095,
                          Atlanta, Georgia

     89PN52913, 9/21/89   Citizens and Southern Commercial Corporation,
                          110 East 59th Street, New York, NY 10022

Type of Service:      Bankruptcy Search
Jurisdiction:         Southern District, New York
                      New York City, New York County

               U.S. Bankruptcy Court - No statements on file


Type of Service:      Pending Suit and Judgment Search - State Court
Jurisdiction:         New York County, New York

            Supreme Court, New York County

            One Pending Judgment on file from 10/27/97 (JJ-00224741-00, 4/17/90
            Creditor:     Regal Consolidating & Warehouse Serv.
                   150 Marsh St., Port Newark, NJ 07114
                              Amount: $200.00

            One Satisfied Judgment on file
            Creditor:     Federal Insurance Company
                          110 William Street, New York, NY
            Amount:       $72.00
            Satisfied:    1/11/89

Type of Service:      Pending Suit and Judgment Search - State Court
Jurisdiction:         New York County, New York

               No pending suits or judgments on file from 10/2/77

               One vacated judgment
               Creditor:     Star Air Freight Co. Ltd.
               Amount:       $415.00
               Satisfied:    10/1/86

               One vacated N.Y.C. Tax Warrant
               Creditor:     N.Y.C. Dept. of Finance
               Amount:       $420.00
               Vacated:      8/17/95


New York City Register Office - UCC Division


                                                   UCC-3
                                                   -----
File Date     File No.             Type            Date       Secured Party
---------     --------             ----            ----       -------------
11/16/95      95PN48563      Initial Filing                   NationsBanc Commercial
              96PN06420      Release              2/16/96     Corporation,
              96PN53379      Release              12/5/96     P.O. Box 4095
                                                              Atlanta, GA 30302
6/9/93        93PN29168      Initial Filing                   Copelco Capital, Inc., 1 Maynard
              96PN13883      Amendment            3/29/96     Drive, Park Ridge, NJ 07458
                                                              Copelco Credit Corp., 1 Maynard
                                                              Drive, Park Ridge, NJ 07458
12/27/96      96PN56972      Initial Filing                   Gabriel Capital, L.P., 450 Park
                                                              Avenue, New York, NY 10022
1/28/88       88PN05208      Initial Filing                   NationsBanc Commercial
              88PN52913      Amendment            9/21/89     Corporation, P.O. Box 4095,
              92PN43928      Continuation         9/22/92     Atlanta, GA 30302
              96PN06593      Release              2/20/96
              96PN53380      Release              12/5/96
              97PN38920      Amendment            9/4/97


State of New York, Department of State - Information Request Response

        The following is a listing of all presently effective financing statements and federal tax liens which name the above debtor and which are on file as of September 27, 1997


File No.     File Date                               Creditor
--------     ---------                               --------
023633        1/28/88          Citizens and Southern Commercial Corporation,
                               110 East 59th Street, New York, NY 10022
023633        1/28/88          Amendment - Secured Party's name is changed to
                               read NationsBanc Commercial Corporation
023633        1/28/88          Release
200627         8/9/89          Citizens and Southern Commercial Corporation,
                               110 East 59th Street, New York, NY 10022
239755        11/17/92         NationsBanc Commercial Corporation f/k/a
                               Citizens and Southern Commercial Corporation,
                               P.O. Box 4095, Atlanta, GA 30302
121019         6/7/93          Copelco Credit Corporation, 10 Mountainview
                               Road, Upper Saddle River, NJ 07458
121019         6/7/93          Amendment - Secured Party amended to read
                               Copelco Capital, Inc. (f/k/a Copelco Credit Corp.)
                               One Maynard Drive, Park Ridge, NJ 07458
187283         9/1/93          Pitney Bowes Credit Corporation, 201 Mewrritt
                               Seven, Norwalk CT 06856
225946         9/9/95          NationsBanc Commercial Corporation,
                               NationsBanc of Georgia, N.A., P.O. Box 4095,
                               Atlanta, GA 30302
225946        11/9/95          Release
636855                         Gabriel Capital, L.P., 450 Park Avenue, New
                               York, NY 10022
156058                         National Leasing, Inc., 14 E. 33rd Street, New
                               York, NY 10016

                                  SCHEDULE 3.10

                   List of Licenses or Other Contracts Giving
                        Rights to Use Other Trade Rights

               Various Azrak-Hamway International, Inc. License Agreements List


1. License Agreement dated August 5, 1993 between Stephen Schwartz Design and AHI concerning the Brite Time Turtle, amended September 29, 1995 to include the Sound & Light Bear, amended on February 20, 1996 to include the Rock 'N Roller, amended October 19, 1996 to include the Touch 'N Play Telephone and the Touch 'N Play Drum, amended February 16, 1997 to include the Touch 'N Play Dalmatian, and amended August 14, 1997 to include the Touch 'N Play Pony and the Touch 'N Play Lion.

2. License Agreement dated August 10, 1994 between Stephen Schwartz Design and Claire Marschak and AHI concerning the Sound and Light Ball and the Sound and Light Farm.

3. License Agreement dated January 27, 1997 between Stephen Schwartz Design and Blue Sky Design and AHI concerning Busy Springs.

4. License Agreement dated August 14, 1997 between Stephen Schwartz Design and Blue Sky Design and Azrak Hamway, Remco and Child Guidance concerning the Wiggle Waggle.

5. License Agreement dated August 28, 1990 between David Glickson and Remco Baby, Inc. concerning the Musical Light Up Mobile.

6. License Agreement dated February 5, 1991 between Design-O-Matic and AHI concerning the Dump Truck (#7544), Fire Pumper (#7546), Hook & Ladder (#7550), Car Carrier (#7551), and Construction (#7552), with amendments to include the Princess and Her Puppies, the Bow 'N' Arrow, the Radio Control Hot Track Vehicle, the Bullseye Sling Shot, the Patriot Missile Sound Vehicle and the Garbage Truck Sound Vehicle all with changes to the Royalty Percent and the Royalty Advance, all made on February 5, 1991.

7. License Agreement dated June 22, 1994 between Universal Product Innovations (UPI) and AHI, amended January 16, 1995, concerning the Sky Riser with Air Pump (Item #7560).

8. License Agreement dated December 31, 1994 between Ford Motor Company and AHI, amended May 13, 1997, amended July 15, 1996, concerning The Ford Script in

        Oval, Big Foot, The Original Monster Truck and Snake Bite in association with the "Steel Tec" Monster Truck Construction Sets and Accessories.

9. License Agreement dated February 27, 1996 between Gregory Hyman Associates and A. Edward Fogerty Associates (GHA/AEF) and AHI concerning Baby Twinkle Tunes.

10. License Agreement dated March 20, 1996 between HRT Enterprises and Joseph Marino and AHI concerning the Bead Fishing Rod (Roll Arounder Fishing Rod).

11. License Agreement dated June 24, 1996 between George Castanis and AHI concerning the Bead Sorter.

12. License Agreement dated June 24, 1996 between Bergman Design Consortium, Inc. and AHI concerning Prancin'Pets.

13. License Agreement dated July 29, 1996 between BIGFOOT 4X4 Inc. and AHI concerning BIGFOOT, The Original Monster Truck, Snakebite, in association with the "Steel Tec" Monster truck construction sets and accessories.

14. License Agreement dated May 27, 1997 between Meyer/Glass Design and AHI, amended August 5, 1997 concerning Sound Pathways (Jr. Sound Pathways and Deluxe Sound Pathways).

15.     Good Housekeeping Agreement for 1997/1998.

                                Frex Corporation
                               License Agreements

1. License Agreement dated October 1, 1990 between Frex Corporation and Seabrook International concerning the R-5 Musical Car, the Dinosaur Car (Item #B718), the Dinosaur Car (Item #B728), and the Dinosaur Car Light & Sound (Item #B779).

2. License Agreement dated October 1, 1990 between Frex Corporation and Seabrook International concerning the R-1 Loco and the Dinosaur Train (Item #B782).

3. License Agreement dated October 1, 1990 between Frex Corporation and Seabrook International concerning the R-6 Musical Plane, the Dinosaur Plane (Item #B787), the Dinosaur Plane (Item #B777) and the R/C Dinosaur Plane (Item #B202).

                                  SCHEDULE 3.11

                  List of Claims, Disputes or Other Proceedings
                          Relating to R/CG Trade Rights


Consumer Product Safety Commission (CPSC) Claims

1.      Scented Teether

        a.     CPSC letter dated July 20, 1994 requesting a "Full Report."
        b.     Copy of the "Full Report."

2.      Pacifier & Holder Set

        a. CPSC letter dated October 17, 1995 regarding intent to export; attached with a letter from the CPSC addressed to Celso Marcos Vieira De Souza of the Brazilian Embassy notifying them of the intent to export.

3.      Model No. B-250 Play & Learn Animal Sound Farm Trucks
        Model No. B-150 Play & Learn Animal Sound Circus Trucks

        a. CPSC letter dated October 12, 1995 prohibiting distribution of toy.
        b.     Important Safety Notice (December 1995).
        c.     Important Safety Notice (November 1995).
        d.     Recall.
        e.     Corrective Action Notice.
        f.     Press Release.

4.      Samples T800-3172/3/4/5 - Remco Inflatable Toys

        a. CPSC letter dated April 10, 1995 approving destruction of inventory.
        b. CPSC letter dated January 3, 1995 prohibiting the sale of the inflatable toys.
        c.     Return form.
        d.     Press Release.

5.      Item No. B308 Muppet Shake 'N' Rattle Assortment

        a. Letter from Locker Greenberg & Brainin, P.C. to Beverly J. Cohen of the CPSC.
        b. Copies of the Epidemiologic Investigation Report, Notice of Inspection, photo of rattles, Acts Testing Lab results, SGS Hong Kong test results, CMA Testing & Certification Laboratories test reports.

6. Federal Trade Commission Complaint & Order Docket No. C-3653 in the matter of Azrak-Hamway International, Inc.

7.      R/CG Trade Right Conflicts, etc.

8.      Current Schedule of Insurance loss runs.

                                  SCHEDULE 3.12

                      List of Consents, Licenses and Orders
                       Applicable to the Seller's Business

1. Stuffed Toys Registration Certificate No. PA-5916 (RC), State of Pennsylvania Stuffed Toy Law - Mfr. Ovation Toys Co., Ltd.

2. Stuffed Toys Registration Certificate No. PA-4954-HK, State of Pennsylvania Stuffed Toy Law - Mfr. Parkson Industrial Company.

3. Stuffed Toys Registration Certificate No. PA-4435 (RC), State of Pennsylvania Stuffed Toy Law - Mfr. Pro Skill Toys Mfg.

4. Stuffed Toys Registration Certificate No. PA-5866 (HK), State of Pennsylvania Stuffed Toy Law - Mfr. Toys Plus.

5. Bedding & Upholstered Furniture Inspection, Annual License, No. PA 4954 HK, State of Ohio.

6.      Stuffed Toy Registration Certificate No. 2037-ST, State of Maine.

7. License to Manufacture and Sell Stuffed Toys, No. 10-1382, Commonwealth of Massachusetts - Child Guidance

8. License to Manufacture and Sell Stuffed Toys, No. 10-1381, Commonwealth of Massachusetts - Remco Baby, a Division of Azrak-Hamway International, Inc.

                                  SCHEDULE 4.7

                      List of Consents, Licenses and Orders
                       Applicable to the Buyer's Business

        NONE.

                                        1